SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

          Filed by the Registrant [ ]
          Filed by a Party other than the Registrant [x]
          Check the appropriate box:

          [x]  Preliminary Proxy Statement
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                        Petroleum Helicopters, Inc.
          __________________________________________________________
              (Name of Registrant as Specified In Its Charter)

                        Petroleum Helicopters, Inc.
          __________________________________________________________
                 (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (Check the appropriate box):

          [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(j)(2).
          [ ]  $500 per each party to the controversy pursuant to Exchange
               Act Rule 14a-6(i)(3).
          [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

               2) Aggregate number of securities to which transaction applies:

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

               _____________________________________________________________

               4)   Proposed maximum aggregate value of transaction:

               _____________________________________________________________

          1 Set forth the amount on which the filing fee is calculated and state how it was determined.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

                    _________________________

               2)   Form, Schedule or Registration Statement No.:

                    _________________________


               3)   Filing Party:

                    _________________________


               4)   Date Filed:

                    _________________________

                                                            Preliminary Copies


                             PETROLEUM HELICOPTERS, INC.

                                5728 Jefferson Highway
                                    P.O. Box 23502
                             New Orleans, Louisiana 70183

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

               To   the   Holders  of  Voting  Common  Stock  of  Petroleum
          Helicopters, Inc.:

               The annual meeting of stockholders of Petroleum Helicopters, Inc. ("PHI") will be held at PHI's offices, 5728 Jefferson Highway, New Orleans, Louisiana, on Wednesday, September 28, 1994, at 10:00 a.m., New Orleans time, to:

               1.   Elect directors.

               2. Consider and vote upon a proposal to change PHI's state of incorporation from the State of Delaware to the State of Louisiana by adopting an Agreement of Merger dated August ___, 1994.

               3. Transact such other business as may properly come before the meeting or any adjournments thereof.

               Only holders of record of PHI's voting common stock at the close of business on August 1, 1994, are entitled to notice of and to vote at the annual meeting.

               PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE
          ACCOMPANYING ENVELOPE AS PROMPTLY AS  POSSIBLE.   A  PROXY MAY BE
          REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                      By Order of the Board of Directors



                                           Robert D. Cummiskey, Jr.
                                                  Secretary
          New Orleans, Louisiana
          _____________, 1994

                                                       Preliminary Copies


                        PETROLEUM HELICOPTERS, INC.

                                5728 Jefferson Highway
                                    P.O. Box 23502
                             New Orleans, Louisiana 70183

                                 ______________, 1994


                                   PROXY STATEMENT

               This Proxy Statement is furnished to holders of voting common stock ("Voting Common Stock") of Petroleum Helicopters, Inc. ("PHI") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the annual meeting of stockholders of PHI to be held on Wednesday, September 28, 1994 at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting").

               Only stockholders of record of Voting Common Stock at the close of business on August 1, 1994 (the "Record Date") are entitled to notice of and to vote at the Meeting. On that date, PHI had outstanding 3,278,068 shares of Voting Common Stock, each of which is entitled to one vote.

               The enclosed proxy may be revoked by the stockholder at any time prior to the exercise thereof by filing with PHI's Secretary a written revocation or duly executed proxy bearing a later date. A stockholder who votes in person at the Meeting in a manner inconsistent with a proxy previously filed on the stockholder's behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person.

               This Proxy Statement is first being mailed to stockholders on or about _____________, 1994, and the cost of soliciting proxies in the enclosed form will be borne by PHI. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and PHI will, upon request, reimburse them for their expenses in so acting.


                                ELECTION OF DIRECTORS

               PHI's By-laws establish the number of directors to be elected at the Meeting at four, and proxies cannot be voted for a greater number of persons. Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the four persons named below to serve until the next annual meeting and until their successors are duly elected and qualified. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the By-laws provide that the number of authorized directors will be automatically reduced by the number of such nominees unless the Board determines otherwise, in which case proxies will be voted in favor of such other nominees as may be designated by the Board.

               The following table sets forth certain information as of the Record Date with respect to each nominee to be proposed on behalf of the Board. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.


                                                                 Year First
                                                                  Became a
               Name and Age            Principal Occupation       Director
               ____________            ____________________       ________

          Carroll W. Suggs, 55     Chairman of the Board and        1989
                                   Chief Executive Officer.<FN1>

          Leonard M. Horner, 67    Private Investments.<FN2>        1992

          Robert E. Perdue, 65     Private Investments;             1990
                                   Consultant to The Boeing
                                   Company (aircraft
                                   manufacturer) and other
                                   aviation companies.<FN3>

          Robert G. Lambert, 64    Consultant; Chairman of the      1994
                                   Board of Directors of
                                   Aviall, Inc. (aviation parts
                                   distributor and provider of
                                   aviation engine repair
                                   services)<FN4>

          _____________________

        <FN1>  Mrs. Suggs became Chief Executive Officer in July  1992  and
               Chairman of the Board in March 1990. From September 1989 until March 1990, Mrs. Suggs served as PHI's Vice Chairman of the Board. Since August 1993, Mrs. Suggs has also served as a director of Varco International, Inc.

        <FN2>  From 1974 to 1991, Mr. Horner served  in  various capacities with Bell Helicopter Textron (helicopter manufacturer), including Chairman, President, Executive Vice President, Senior Vice President-Marketing and Programs, and Vice President-Operations. Prior to 1974, Mr. Horner was employed by United Technologies/Sikorsky Aircraft (helicopter manufacturer) for 17 years.

        <FN3>  Mr. Perdue served The Boeing Company from 1986 until 1989 as
               Vice President-Sales, U.S., Canada and Leasing Companies, and from 1983 until 1986 as Vice President-Sales, Europe and Canada.

        <FN4>  From  1989  through  1992,  Mr.  Lambert  served  as  Senior
               Executive Vice President - Aviation of Ryder System, Inc.

                                _____________________

               No director, nominee or executive officer of PHI has a family relationship with any other such person.

               During fiscal 1994, the Board held six meetings. Each incumbent director of PHI attended at least 75% of the aggregate number of meetings held during fiscal 1994 of the Board and committees of which he or she was a member.

               The Board has a Finance, Audit and Compensation Committee (the "Committee"), the members of which are Messrs. Horner and Perdue. The Committee, which met twice during fiscal 1994, is responsible for making recommendations to the Board concerning the selection and retention of PHI's independent auditors, reviewing the results of audits of PHI by its independent auditors, and discussing audit recommendations with management and reporting the results of its reviews to the Board. The Committee is also responsible for reviewing and making recommendations regarding the compensation of employees, officers, and directors of PHI and administering PHI's 1992 Non-Qualified Stock Option and Stock Appreciation Rights Plan. The Board does not maintain a standing nominating committee.

                      PROPOSAL TO CHANGE STATE OF INCORPORATION

          General

               At the Annual Meeting, the stockholders will be asked to consider and vote upon a change in the state of incorporation of PHI from the State of Delaware to the State of Louisiana (the "Reincorporation Proposal") by adopting an Agreement of Merger in the form attached hereto as Exhibit A (the "Merger Agreement"), which provides for PHI's merger (the "Merger") into a wholly owned subsidiary of PHI recently organized under the laws of Louisiana for that purpose (the "Louisiana Corporation").

               The Merger will not involve any change in the name, business or management of PHI. The Merger, however, will change the law applicable to PHI's corporate affairs from that of Delaware to that of Louisiana, and will result in PHI being governed by the Articles of Incorporation and By-laws of the Louisiana Corporation, which are attached hereto as Exhibits B and C, respectively, and are hereinafter referred to as the "New Charter" and the "New By-laws," respectively.

               PHI's capital stock currently consists of voting common stock, $.08 1/3 par value per share (the "Voting Common Stock"), and non-voting common stock, $.08 1/3 par value per share (the "Non-Voting Common Stock," and together with the Voting Common Stock, the "PHI Stock"). Pursuant to the Merger, each issued and outstanding share of Voting Common Stock will be converted into one share of voting common stock, $.10 par value per share, of the Louisiana Corporation (the "New Voting Stock") and each issued and outstanding share of Non-Voting Stock will be converted into one share of Non-Voting Common Stock, $.10 par value per share, of the Louisiana Corporation (the "New Non-Voting Stock," and together with the New Voting Stock, the "New Stock"). As with the relative rights of the Voting Common Stock and Non-Voting Common Stock, the New Voting Stock and New Non-Voting Stock will be identical in all respects, except with respect to voting rights.

               Although the Board believes that the Merger will not significantly change the rights of PHI's stockholders, certain provisions of the New Charter and New By-laws vary from those existing in PHI's current Restated Certificate of Incorporation and By-laws (referred to hereinafter as the "Current Charter" and the "Current By-laws," respectively), the more significant of which are discussed below. There are also numerous differences in Delaware and Louisiana law, the more significant of which are also discussed below. See "Comparative Rights of Stockholders Before and After the Reincorporation."

               The following summary does not purport to be a complete description of the Reincorporation Proposal and is qualified in its entirety by reference to the New Charter, the New By-laws and the Merger Agreement.

          Reasons for and Certain Effects of the Reincorporation

               The Board believes that the reincorporation from the State of Delaware to the State of Louisiana (the "Reincorporation") is in the best interests of PHI and its stockholders. The discussion below summarizes the reasons that the Board has proposed the Reincorporation and certain effects of the Reincorporation.

               As a Delaware corporation that has its principal offices and operations in Louisiana, PHI must now pay franchise taxes to, and remain in good standing in both states. Although it transacts practically no business in Delaware, PHI currently pays in excess of $60,000 in annual franchise taxes to that state, all of which will be saved by reincorporating in Louisiana, along with other administrative costs associated with remaining in good standing in Delaware. If the Reincorporation is effected, PHI will not incur any additional franchise tax liability in Louisiana.

               The Reincorporation will increase the likelihood that litigation involving a contest for corporate control or a similar dispute involving the Louisiana Corporation will be brought before courts located in Louisiana, which may be more likely to consider the effects of such litigation on the economy and constituents of Louisiana. PHI's Board is unaware of any pending or threatened tender offers or any other actions to gain corporate control of PHI and assigned no weight to this factor in making its determination to recommend the Proposal to the PHI stockholders.

               The Current Charter authorizes PHI to issue 7,200,000 shares of Voting Common Stock and 7,200,000 shares of Non-Voting Common Stock. Although neither PHI nor the Louisiana Corporation has present plans or arrangements to issue additional stock, the New Charter authorizes the issuance of up to 12,500,000 shares of New Voting Stock and 12,500,000 shares of New Non-Voting Stock in order to facilitate future issuances.

               Under the Current Charter, no shares of preferred stock are authorized; however, the New Charter authorizes the Louisiana Corporation's Board of Directors to issue, without shareholder approval, up to ten million shares of preferred stock. For certain effects of the authorized shares of preferred stock of the Louisiana Corporation, see "Comparative Rights of Stockholders Before and After the Reincorporation -- Authorized Shares of Preferred Stock."

          Manner of Effecting the Reincorporation

               The Reincorporation will be effected by merging PHI with and into the Louisiana Corporation under the terms and conditions of the Merger Agreement. At the effective time of the Merger (as defined in the Merger Agreement), the separate existence of PHI will cease and each issued and outstanding share of Voting Common Stock will be converted into one fully paid and nonassessable share of the New Voting Stock, and each issued and outstanding share of Non-Voting Common Stock will be converted into one fully paid and nonassessable share of New Non-Voting Stock, thereby effecting a one-for-one exchange of all of the outstanding shares of PHI Stock. Each outstanding certificate representing shares of Voting Common Stock and Non-Voting Common Stock will continue to represent the same number of shares of New Voting Stock and New Non-Voting Stock, respectively, and it will therefore not be necessary for stockholders of PHI to exchange their existing stock certificates for new certificates. Following the Merger, delivery of existing stock certificates will convey good title to transferees, each of whom will receive a certificate representing shares of New Stock upon cancellation of the old stock certificate. It is anticipated that the New Voting Stock and New Non-Voting Stock will continue to be traded without interruption on the NASDAQ System (Small-Cap Issues).

               Upon approval by PHI's stockholders of the Merger Agreement, the Board of Directors expects to effect the Merger within thirty days after the Annual Meeting (the "Effective Date"). The Merger Agreement, however, provides that the Merger may be abandoned at any time at the discretion of the Board of Directors of either corporation.

               In accordance with Delaware law, appraisal rights will not be available to PHI's stockholders in connection with the Merger.

          No Change in Name, Business or Management

               Upon  the  Effective  Date,  the Louisiana Corporation  will succeed to all PHI's businesses, assets and liabilities, and will conduct its operations in the same name, locations and manner as the businesses of PHI. As stated in the New Charter, the Louisiana Corporation will be authorized to enter into any business activity in which a Louisiana Corporation may lawfully engage, but no changes in PHI's business are currently contemplated. PHI's officers and directors on the Effective Date (after giving effect to the election of directors at the Annual Meeting) will continue to hold the same offices with the Louisiana Corporation as they hold with PHI on such date. All benefit and compensation plans and arrangements of PHI described in this Proxy Statement will be continued by the Louisiana Corporation on the same terms and conditions in effect on the Effective Date.

          Comparative   Rights   of   Stockholders  Before  and  After  the
          Reincorporation

               General. Delaware and Louisiana both have comprehensive corporate statutes governing the affairs of corporations incorporated under their respective laws. In many cases a corporation incorporated under these laws is free, within certain limitations, to elect to be governed by alternate rules, provided these alternate rules are set forth in the corporation's certificate or articles of incorporation, or its by-laws. Although some provisions in the New Charter and New By-laws have substantially similar effects to the provisions of the Current Charter and Current By-laws, the Board elected to change certain of the rules governing the Louisiana Corporation's corporate affairs. Moreover, certain of the rights of the Louisiana Corporation's shareholders will differ from those currently possessed by PHI's stockholders due to requirements imposed by Louisiana law that cannot be modified.

               Some of the material differences between the rights of the Louisiana Corporation's shareholders and the rights of PHI's stockholders are set forth below. It should be understood that the description of these differences is a summary only and does not purport to be a complete description of all the differences in rights.

               Liability of Officers and Directors. Under the laws of both Delaware and Louisiana, stockholders are entitled to bring suit, generally in an action on behalf of the corporation, to recover damages caused by breaches of the duty of care and the duty of loyalty owed to a corporation and its stockholders by directors and, to a certain extent, officers. Both Delaware and Louisiana permit corporations to (i) include provisions in their certificate or articles of incorporation that limit personal liability for monetary damages resulting from breaches of the duty of care, subject to certain exceptions which are the same for each state, and (ii) indemnify officers and directors in certain circumstances for their expenses and liabilities incurred in connection with defending pending or threatened suits, as more fully described below.

               Limitation of Liability. The Current Charter includes a provision that eliminates the personal liability of a director to PHI and its stockholders for monetary damages resulting from breaches of the duty of care to the fullest extent permitted by Delaware law and further provides that any amendment or repeal of this provision will not affect the elimination of liability accorded to any director for acts or omissions occurring prior to such amendment or repeal. The New Charter includes a limitation of liability provision containing virtually identical terms, but the protection has been extended to officers as well as directors, which is permitted under Louisiana but not Delaware law. The New Charter also authorizes the Louisiana Corporation's Board to enter into contracts with directors and officers providing for this limitation of liability. See "-- Indemnification and Insurance."

               Indemnification and Insurance. Under the corporate statutes of Delaware and Louisiana, corporations are permitted, and in some circumstances required, to indemnify, among others, current and prior officers, directors, employees or agents of the corporation for expenses and liabilities incurred by such parties in connection with defending pending or threatened suits instituted against them in their corporate capacities, provided certain specified standards of conduct are determined to have been met. These corporate statutes further permit corporations to grant indemnification rights more expansive than those permitted by statute and to purchase insurance for indemnifiable parties against any liability asserted against or incurred by such parties in their corporate capacities.

               Under Delaware's statute, the granting of indemnification rights more expansive than those permitted by statute can be authorized by the stockholders or the directors who will not benefit thereby. Under Louisiana law, the same authorization may be given by the shareholders or the board of directors, regardless of whether any or all of the directors are beneficiaries of the expanded rights. In addition, unlike Delaware's statute, Louisiana's statute contains an express authorization for corporations to establish trust funds, insurance subsidiaries or other forms of self-insurance for the benefit of its officers, directors, employees and agents.

               The New Charter confirms the authority of the Louisiana Corporation's Board to (i) adopt by-laws or resolutions providing for indemnification of directors, officers and other persons to the fullest extent permitted by law, (ii) enter into contracts with directors and officers providing for indemnification to the fullest extent permitted by law and (iii) exercise its power to procure directors' and officers' liability insurance. The New Charter also provides that any amendment or repeal of any by-law or resolution relating to indemnification will not adversely affect any person's entitlement to indemnification whose claim results from conduct occurring prior to the date of such amendment or repeal.

               The New By-laws expressly provide for indemnification of directors, officers and employees to the fullest extent permitted by law against any costs incurred by him or her in connection with any threatened, pending or completed claim, action, suit or proceeding against such person or as to which he or she is involved solely as a witness or person required to give evidence because he or she is a director, officer or employee of the Louisiana Corporation. Without a specific provision regarding indemnification, the Louisiana Corporation's Board would be permitted to indemnify directors, officers and employees at its discretion, but would not be required by law to do so unless such person was successful in defending a claim against him or her.

               The Board anticipates that it will enter into indemnification contracts with the Louisiana Corporation's directors and certain or all of its officers that will provide for the elimination, to the fullest extent permitted by law, of any indemnified party's liability to the Louisiana Corporation or its shareholders for monetary damages for breach of his or her fiduciary duty as a director or officer (see "- Limitation of Liability"), and will provide the contracting director or officer with certain procedural and substantive rights to indemnification. It is anticipated that such indemnification rights will apply to acts or omissions of such persons, whether such acts or omissions occurred before or after the effective date of the contract. Although the New Charter provides for this limitation of liability and the New By-laws provide certain indemnification rights discussed above, the Board believes that the execution of indemnification contracts will provide additional assurance to directors and officers against the threat of uninsured liability because the contractual rights and obligations created thereby will be binding on any successor to the Louisiana Corporation and cannot be modified without the consent of all parties thereto.

               The Louisiana Corporation anticipates that it will maintain the same insurance coverage as PHI with respect to the liability of its directors and officers for actions taken in their official capacities.

               A vote in favor the Reincorporation Proposal will be considered a vote approving the execution of indemnification contracts with present and future directors and officers as well as the indemnification provisions of the New By-laws. The Board is not aware of any pending or threatened claims or actions that could result in the indemnification of any directors, officers or employees under the indemnification contracts contemplated or the New By-laws.

               Authorized Shares of Preferred  Stock.   Under  the  Current
          Charter, no shares of preferred stock are authorized. The New Charter authorizes the Louisiana Corporation's Board of Directors to issue, without shareholder approval, up to 10 million shares of preferred stock, no par value per share, in one or more series with such rights, qualifications, limitations or restrictions as the Board shall specify (the "New Preferred Stock"). Although PHI has no present plans or commitments for the issuance of any of these shares, the Board believes that authorizing the New Preferred Stock will provide it with increased flexibility to issue preferred stock in connection with the acquisition of businesses, raising additional capital or for other lawful corporate purposes. The issuance of any New Preferred Stock convertible into New Stock, however, may have the effect of diluting the equity interest of the holders of the New Stock.

               One of the effects of authorizing the New Preferred Stock may be to enable the Louisiana Corporation's Board to make more difficult or to discourage an attempt to obtain control of the Louisiana Corporation by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the incumbency of the Louisiana Corporation's management, even if such attempted change in control was favored by the holders of a majority of the Louisiana Corporation's total voting power. If, in the due exercise of its fiduciary obligations, the Louisiana Corporation's Board were to determine that a takeover proposal was not in the best interest of the Louisiana Corporation or its shareholders, such shares could be issued by the Louisiana Corporation's Board without shareholder approval in one or more transactions that might prevent, delay or make more difficult or costly the completion of the takeover transaction. Preferred Stock issued by the Louisiana Corporation's Board could dilute the voting or other rights of the proposed acquiror or insurgent shareholder group, put a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Louisiana Corporation's Board, or effect an acquisition that might complicate or preclude the takeover. However, PHI is unaware of any such transactions or actions and has not proposed the authorization of the New Preferred Stock to render more difficult or discourage changes in control of the Louisiana Corporation.

               Laws with Possible Antitakeover Effects. Although the Board is not proposing the Reincorporation for the purpose of discouraging hostile takeover attempts, the laws of Delaware and Louisiana that regulate hostile takeover attempts differ in certain fundamental respects, as described in more detail below.

               Fair Price Provisions. Louisiana has adopted a statute (the "Louisiana Fair Price Statute") that is intended to deter the use of "two-tier" tender offers in which an "Interested Shareholder" obtains in a "Business Combination" a controlling interest in the shares of a Louisiana corporation having 100 or more beneficial shareholders at a price substantially in excess of the market value of the corporation's voting stock and seeks in the "second tier" to compel a merger or similar corporate action in which the consideration paid to the remaining shareholders is greatly reduced. Under the statute, an Interested Shareholder is defined to include any person (other than the corporation, its subsidiaries or its employee benefit plans) who is the beneficial owner of shares of capital stock representing 10% or more of the total voting power of a corporation. The term Business Combination is broadly defined to include most corporate actions that an Interested Shareholder might contemplate after acquiring a controlling interest in a corporation in order to increase his share ownership or reduce his acquisition debt. These "second tier" transactions include any merger or consolidation of the corporation involving an Interested Shareholder, any disposition of assets of the corporation to an Interested Shareholder, any issuance to an Interested Shareholder of securities of the corporation meeting certain threshold amounts and any reclassification of securities of the corporation having the effect of increasing the voting power or proportionate share ownership of an Interested Shareholder.

               Under the Louisiana Fair Price Statute, a Business Combination must be recommended by the board of directors and approved by the affirmative vote of the holders of 80% of the total voting power of the corporation and two-thirds of the total voting power excluding the shares held by the Interested Shareholder (in addition to any other votes required under law or the corporation's articles of incorporation), unless the transaction is approved by the board of directors prior to the time the Interested Shareholder first obtained such status or the Business Combination satisfies certain minimum price, form of consideration and procedural requirements.

               Although the statute protects shareholders by encouraging an Interested Shareholder to negotiate with the board of directors or to agree to satisfy the minimum price, form of consideration and procedural requirements imposed thereunder, it does not prevent an acquisition of a controlling interest of a corporation by an Interested Shareholder who does not contemplate initiating a "second tier" transaction. The Louisiana Fair Price Statute will permit the Louisiana Corporation's Board or its shareholders to vote to have the Louisiana Corporation opt out of the statute's protection at any time prior to the time there is an Interested Shareholder, but it is not anticipated that the Louisiana Corporation's Board will take such action or recommend such action to the shareholders.

               Delaware does not have a statute containing provisions comparable to those of the Louisiana Fair Price Statute.

               Louisiana Control Share Acquisition Statute and Delaware Antitakeover Statute. As described further below, both Louisiana and Delaware have laws that regulate tender offers and hostile acquisitions. The Louisiana law is referred to as the "Louisiana Control Share Statute," and the Delaware law is referred to as the "Delaware Antitakeover Statute."

               The Louisiana Control Share Statute provides that, subject to certain exceptions, any shares of certain publicly-traded Louisiana corporations acquired by a person or group (the "Acquiror") that causes such person or group to have the power to vote or direct the voting of shares in the election of directors in excess of 20%, 33-1/3% or 50% thresholds shall have only such voting power as may be accorded by the affirmative vote of, among others, the holders of a majority of the votes of each voting group entitled to vote separately on the proposal, excluding all "interested shares" (as defined below), at a meeting that, subject to certain exceptions, is required to be called for that purpose upon the Acquiror's request. The Louisiana Control Share Statute defines "interested shares" to sterilize the vote of management of the corporation and the Acquiror and includes all shares as to which the Acquiror, any officer of the corporation and any director of the corporation who is also an employee of the corporation may exercise or direct the exercise of voting power. If either of the Acquiror fails to comply with certain specified notice requirements or the stockholders vote against according voting rights to the shares obtained by the Acquiror, the corporation has the right to redeem the shares held by the Acquiror for their fair value. The statute permits the articles of incorporation or by-laws of a corporation to be amended to exclude from its application share acquisitions occurring after the adoption of the amendment; however, neither the New Charter nor the New By-laws contain any such provision.

               Unlike either the Louisiana Fair Price Statute or the Delaware Antitakeover Statute, the Louisiana Control Share Statute establishes a referendum format by which disinterested shareholders may, in effect, demonstrate their support or opposition to a proposed tender offer or share acquisition by their vote as to whether to accord or deny voting rights to the Acquiror with respect to the shares acquired by him or her. On one hand, the possibility that voting rights might be denied with respect to interested shares may encourage the Acquiror to negotiate a non-hostile acquisition with the board of directors. On the other hand, Acquirors that commence a tender offer at a price in excess of prevailing market values may be able to readily obtain the shareholder vote re-enfranchising his or her shares, which, in all likelihood, would significantly reduce the pressure on the Acquiror to negotiate with the board of directors and the willingness of the board to continue to oppose the transaction.

               Under the Delaware Antitakeover Statute, any person who acquires 15% or more of the outstanding voting stock of a publicly-held Delaware corporation, without board approval (thereby becoming an "interested stockholder"), may not engage in any "business combination" with the corporation for a period of three years following the date such person became an interested stockholder unless the interested stockholder is able to obtain, by virtue of the transaction that resulted in the person becoming an interested stockholder, at least 85% of the corporation's outstanding voting stock (excluding for the purposes of this calculation shares held by directors who are officers and certain employee benefit plans) or unless the business combination is approved by the board of directors and the holders of two-thirds of the outstanding voting stock of the corporation, excluding the shares held by the interested stockholder.

               The "business combinations" subject to the three-year moratorium include a wide variety of transactions between an interested stockholder and the corporation and include mergers, consolidations, asset sales, stock transfers and other transfers. Similar to the Louisiana Fair Price Statute, the statute does not prevent tender offers nor does it affect voting rights of the interested stockholder. Instead, the statute seeks to deter "two-tier" tender offers containing "second-tier" business combinations and encourages interested stockholders to negotiate with the board of directors. Although the statute permits the Board or PHI's stockholders to vote to have PHI opt out of the statute, no such action has been taken and the statute therefore currently applies to PHI.

               Evaluation of Tender Offers. Unlike Delaware's corporate statute, Louisiana's statute expressly permits a board of directors, when considering a tender offer, exchange offer, merger or consolidation, to consider, among other factors, the social and economic effects of the proposal on the corporation, its subsidiaries, and their respective employees, customers, creditors and communities. The availability of this statute, which has yet to be interpreted by a Louisiana court, may increase the likelihood that directors reviewing a tender offer will consider factors other than the price offered by an acquiror, including the effect of the proposed transaction on the corporation's non-shareholder constituents.

               Voting  Requirements.   To  authorize  any   (i) merger   or
          consolidation, (ii) sale, lease or exchange of all or substantially all of a corporation's assets, (iii) voluntary liquidation or (iv) amendments to the certificate or articles of incorporation of a corporation, Delaware law requires, subject to certain limited exceptions, the affirmative vote of the holders of a majority of the outstanding shares of the voting stock (or such higher percentage as may be set forth in the certificate of incorporation). To authorize these same transactions, Louisiana law requires, subject to certain limited exceptions, the affirmative vote of the holders of two-thirds (or such larger or smaller proportion, not less than a majority, as the articles of incorporation may require) of the voting power present or represented at the shareholder meeting in which the transaction is considered and voted upon. To provide the shareholders of the Louisiana Corporation with substantially the same voting rights currently held by PHI's stockholders, the New Charter provides that these transactions will be authorized by the affirmative vote of the holders of a majority of the Louisiana Corporation's total voting power. Cumulative voting has not been provided for in either the Current Charter or New Charter.

               Unlike Delaware law, Louisiana law provides that shareholders are entitled to vote on sales, leases or exchanges of substantially all of a corporation's assets only if the corporation is solvent. If the corporation is insolvent, such approval may be given by the board of directors.

               Delaware law provides that the holders of outstanding shares of a class of stock shall be entitled to vote as a class in connection with any proposed amendment to the corporation's certificate of incorporation, whether or not such holders are entitled to vote thereon by the certificate of incorporation, if such amendment adversely affects the rights of such holders or changes the aggregate authorized number or par value of the shares held thereby. Louisiana law requires a similar vote if any proposed amendment to the articles of incorporation would have any of six specified adverse effects on the holders of any class of stock, unless the articles provide otherwise. The New Charter does not so provide.

               Reduction in Voting Power of Non-U.S. Owned Shares. A corporation that holds an operating certificate issued by the Federal Aviation Administration is required to have a required percentage of its voting interest owned or controlled by United States citizens. Accordingly, the New Charter, like the Current Charter, reduces the voting power of shares owned by non-United States citizens if the total voting power held by such persons would exceed one percent less than the percentage permitted by the Federal Aviation Regulations, which is currently 25%. The New Charter also establishes certain presumptions and authorizes PHI to take certain procedural actions designed to enhance PHI's ability to monitor and ensure compliance with these requirements.

               Dividends, Redemptions and Stock Repurchases. Set forth below is a discussion of certain differences in the laws of Delaware and Louisiana with respect to dividends, redemptions and stock repurchases.

               Dividends. Under both Delaware and Louisiana law, dividends may be declared by the board of directors and paid out of surplus, and, if no surplus is available, out of any net profits for the then current fiscal year or the preceding fiscal year, or both, provided that such payment will not reduce capital below the amount of capital represented by all classes of outstanding stock having a preference as to the distribution of assets upon liquidation of the corporation. Louisiana law further provides that no dividend may be paid when the corporation is insolvent or would thereby be made insolvent, and that shareholders must be notified of any dividend paid out of capital surplus.

               Redemptions  and  Repurchases.    Under   Delaware   law,  a
          corporation may redeem or repurchase its outstanding shares provided that the assets of the corporation would not be reduced to a level below that of the capital of the corporation. Under Louisiana law, a corporation may redeem or repurchase its shares out of surplus or, in certain circumstances, stated capital, provided in either event that it is solvent and will not be rendered insolvent thereby, and provided further that the net assets are not reduced to a level below the aggregate liquidation preferences of any shares that will remain outstanding after the redemption.

               Reversion of Dividends, Stock and Redeemed Shares. The New Charter, in accordance with Louisiana law, has a provision that cash, property or share dividends, shares issuable to shareholders in connection with a reclassification of stock, and the redemption price of redeemed shares, that are not claimed by the shareholders entitled thereto within one year after the dividend or redemption price became payable or the shares became issuable revert in full ownership to the Louisiana Corporation, and the Louisiana Corporation's obligation to pay such dividend or redemption price or issue such shares, as the case may be, will thereupon cease, subject to the power of the Louisiana Corporation's Board to authorize such payment or issuance following the reversion. Delaware law does not allow the inclusion of this provision (or any similar provision which would otherwise address and change the effect of state escheat laws) in a certificate of incorporation.

               Appraisal Rights. Under Delaware law, a stockholder has appraisal rights in connection with most types of mergers and consolidations. Appraisal rights are not available to
          (i) stockholders of a surviving corporation whose vote is not required to approve the merger or consolidation or
          (ii) stockholders of any class of stock listed on a national securities exchange or held of record by over 2,000 stockholders, unless such stockholders are required in the merger to accept in exchange for their shares consideration other than shares of the surviving corporation, shares of another listed corporation or a corporation whose shares are held by over 2,000 stockholders, cash in lieu of fractional shares of such corporations, or any combination thereof.

               Procedurally,  Delaware  law requires only that a dissenting stockholder file a written demand for appraisal with the corporation before the vote on the transaction and that such stockholder not vote in favor of the merger or consolidation. Thereafter, within 120 days of the effective date of the merger or consolidation, either the surviving corporation or a dissenting stockholder may file a petition in the Court of
          Chancery demanding a determination of the fair value of the shares of all dissenting stockholders, although at any time within 60 days after the effective date of the transaction any stockholder has the right to withdraw his demand and accept the terms offered in the transaction. Lastly, under Delaware law, the certificate of incorporation may provide that appraisal rights shall be available for an amendment to the certificate of incorporation and for the sale of all or substantially all of the corporation's assets. The Current Charter does not provide for appraisal rights in either such event.

               Under Louisiana law, a shareholder has the right to dissent from most types of merger or consolidation, or from the sale, lease, exchange or other disposition of all or substantially all of the corporation's assets, if such transaction is approved by less than 80% of the corporation's total voting power. The right to dissent is not available in the case of sales pursuant to an order of a court or sales for cash on terms requiring distribution of all or substantially all of the net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale. Moreover, no dissenters rights are available with respect to (i) shareholders holding shares of any class of stock which are listed on a national securities exchange, unless the articles of incorporation of the corporation issuing such stock provide otherwise or the shares of such shareholders are not converted solely into shares of the surviving corporation, or (ii) shareholders of a surviving corporation whose approval is not required in connection with a merger.

               Procedurally, to exercise his dissenter's rights under Louisiana law a shareholder must initiate three actions. First, he must file a written objection to the proposed transaction prior to or at the meeting at which the transaction is to be considered. Second, he must vote his shares against the transaction. Third, within twenty days of the mailing of a notice from the surviving corporation that the transaction was approved by less than 80% of the total voting power, he must make a written demand for the payment of the fair cash value of his shares as of the day before such vote and at the same time deposit in escrow the certificates representing his shares. This demand may be withdrawn at any time prior to the time of the corporation's response, but may only be withdrawn with the consent of the corporation thereafter. If the surviving corporation and the shareholder cannot agree as to the fair cash value of the shares, the shareholder may file suit to recover such cash value in the Louisiana district court of the parish in which the surviving corporation has its registered office.

               Removal of Directors. Under Delaware law, any director may be removed with or without cause by the holders of a majority of shares entitled to vote at an election of directors. Similarly, the New By-laws provide that any director may be removed at any time by the vote of a majority of the voting power present at a shareholders' meeting duly called for that purpose.

               Other   Differences   in  Rights.   Set  forth  below  is  a
          description of certain other material differences between the rights of stockholders of the Louisiana Corporation and PHI.

               Inspection Rights. Under Delaware law, upon written demand made under oath for a proper purpose, any stockholder has the right to inspect the corporation's stock ledger, a list of its stockholders and its other books and records. If after five business days the corporation fails to reply or refuses to comply with such a request, the stockholder may apply to the Court of Chancery to compel compliance.

               Under Louisiana law, upon five days' written notice, any shareholder, except a business competitor, who has been the holder of record of at least 5% of the outstanding shares of any class of the corporation for a minimum of six months has the right to examine the records and accounts of the corporation for any proper and reasonable purpose. Two or more shareholders who have each held shares for a six-month period may aggregate their stock holdings to attain the required 5% threshold. Business competitors, however, must have owned at least 25% of all outstanding shares for a minimum of six months to obtain such inspection rights.

               Voting by Proxy.  As provided under Louisiana law,  the  New
          Charter  provides  that  directors  may  vote  by  proxy.   Under
          Delaware law, there is no similar provision.

               Under both Delaware and Louisiana law, stockholders may vote by proxy. Under Delaware law, stockholder proxies are valid for three years or such longer period as specified therein. Under Louisiana law, shareholder proxies are valid for eleven months or such longer period up to three years as specified therein.

               Changes in the Size and Composition of the Board of Directors. Both the Current By-laws and the New By-laws fix the number of directors at four provided that if after proxy materials for any stockholders' meeting at which directors are to be elected are mailed to stockholders and a director nominee becomes unable or unwilling to serve, the number of authorized directors is automatically reduced unless the Board selects an additional nominee.

               The Current By-laws empower PHI's Board to fill by a majority vote any vacancy on the Board. Under the New By-laws, any vacancy on the Board (including any vacancy resulting from an increase in the authorized number of directors or the failure of the shareholders to elect the full number of authorized directors) may be filled by the vote of a majority of the entire Board. The Louisiana Corporation's shareholders will also have the right to fill any such vacancy at any special shareholders meeting duly called for such purpose prior to the time the vacancy is filled by the Board.

               Unlike Delaware law, Louisiana law expressly provides that a board of directors may declare vacant the office of a director if he is interdicted or adjudicated an incompetent, is adjudicated a bankrupt or becomes incapacitated by illness or other infirmity and cannot perform his duties for a period of six months or longer.

               Restrictions on Taking Stockholder Action. Under the Delaware law, a special meeting of stockholders may be called by the board of directors or by such other person as may be authorized by the certificate of incorporation or by-laws. Under the Current By-laws, a special meeting of PHI stockholders may be called by the Chairman of the Board, the President, a majority of the Board, or stockholders of record owning shares entitled to a majority of PHI's voting interest. Under Louisiana law, special meetings of shareholders may be called by the President, board of directors, or any shareholder or shareholders owning in the aggregate 20% (or such lesser or greater proportion as provided in the articles of incorporation or in the by-laws) of the total voting power. Under the New Charter and New By-laws, special shareholder meetings may be called by the Chairman of the Board, Chief Executive Officer and President, the board of directors or shareholders owning in the aggregate 40% of the total voting power of the Louisiana Corporation.

               Advance Notice of Shareholder Nominees. The New By-laws require certain notice procedures for a shareholder to nominate a person for director. Specifically, a shareholder's notice of nomination must be delivered or mailed and received at the principal executive offices of the Louisiana Corporation not less than 45 days nor more than 90 days prior to the meeting unless less than 55 days notice or prior public disclosure of the meeting date is given, then the shareholder's notice must be receive on the 10th day following the day on which notice of the meeting date was mailed or such public disclosure was made. The shareholder's notice must include certain specified information about himself and the person the shareholder proposes to nominate for election or re-election as a director. The Current By-laws do not include a similar provision.

          Federal Income Tax Considerations

               PHI intends to treat the Merger for federal income tax purposes as a reorganization under Sections 368(a)(1)(E) and 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and, accordingly, PHI will recognize no taxable income or loss as a result thereof. Furthermore, the stockholders of PHI should recognize no gain or loss on the exchange of their shares in PHI for shares of the Louisiana Corporation and the tax basis in and the holding period (provided that the shares of PHI are held by such exchanging stockholder as a capital asset) of each such stockholder's shares in the Louisiana Corporation will be the same as the basis in and holding period of such stockholder in the shares of PHI exchanged therefor.

               The foregoing description of certain federal income tax aspects of the Merger is based on Internal Revenue Code of 1986, as amended, the regulations promulgated thereunder, published revenue rulings and cases in effect at the date of this Proxy Statement. There can be no assurance that future changes in the foregoing precedents will not adversely affect the tax consequences discussed herein or that there will not be differences of opinion as to the interpretation of such precedents. Accordingly, PHI's stockholders should consult their own advisors as to the tax treatment which may be anticipated to result from the transactions contemplated hereby regarding their particular circumstances, including the application of state and local laws.

          Vote Required and Recommendation for Approval

               PHI's Board has unanimously approved the Reincorporation Proposal and the Merger Agreement. Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of the Voting Common Stock is required for approval of the Merger Agreement, pursuant to which the Reincorporation will be effected. As of the Record Date, Carroll W. Suggs, PHI's Chairman of the Board and Chief Executive Officer, beneficially owned 1,889,888 shares of Voting Common Stock representing approximately 57.7% of PHI's total voting power. See "Security Holdings of Directors, Executive Officers and Certain Beneficial Owners." Mrs. Suggs has advised PHI that she will vote her
          shares   of  Voting  Common  Stock  for  the  adoption   of   the
          Reincorporation Proposal and the Merger Agreement and, accordingly, approval is assured.

               A vote in favor of the Reincorporation Proposal and Merger Agreement will constitute specific approval of all other transactions associated with the Merger, including the assumption by the Louisiana Corporation of all obligations of PHI and the change in the rights of stockholders resulting from the Merger, including limitation of liability and indemnification of directors and officers. The enclosed form of proxy provides the means for stockholders to vote for or against (or to abstain from voting with respect to) the Reincorporation Proposal and Merger Agreement. Each properly executed proxy received prior to the Annual Meeting will be voted as specified therein. If a stockholder executes and returns a proxy, but does not specify how his or her shares are to be voted, the shares represented by such stockholder's proxy will be voted for the adoption of the Reincorporation Proposal and the Merger Agreement.

            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                    REINCORPORATION PROPOSAL AND MERGER AGREEMENT.


                  SECURITY HOLDINGS OF DIRECTORS, EXECUTIVE OFFICERS
                            AND CERTAIN BENEFICIAL OWNERS


          Security Holdings of Directors and Executive Officers

               The following table sets forth certain information concerning the beneficial ownership of each class of outstanding PHI equity securities by each director and nominee of PHI, by each executive officer for whom compensation information is disclosed under the heading "Summary of Executive Compensation," and by all directors and executive officers of PHI as a group as of the Record Date, determined in accordance with Rule 13d-3 of the Securities and Exchange Commission ("SEC"). Unless otherwise indicated, the equity securities shown are held with sole voting and investment power.


                                Class of PHI      Number
                                   Common          of
       Name of Beneficial Owner     Stock         Shares      Percent
       ________________________     _____         ______      _______

     Nominees:
     ________

     Leonard M. Horner           Non-Voting         100            *

     Robert G. Lambert           Voting           1,000            *

     Robert E. Perdue            Non-Voting       1,000            *

     Carroll W. Suggs            Voting       1,889,888<FN1>    57.7


     Named Executive Officers:<FN2>
     ________________________


     Robert D. Cummiskey, Jr.        --              --           --

     Ben Schrick                 Voting             560            *

     John H. Untereker               --              --           --

     A. Byron Elliott<FN3>       Voting          20,300            *
                                 Non-Voting       1,000            *

     All Directors and
     Executive Officers
     as a Group<FN4>             Voting       1,890,448         57.7
                                 Non-Voting       1,100            *


     _____________________

     *    Less than one percent.

             <FN1>  Includes 441,593 shares as to which  Mrs.  Suggs shares voting and investment power.

             <FN2>  Information for Mrs. Suggs appears in this table  under the heading "Nominees."

             <FN3>  Mr. Elliott retired in August 1993.

             <FN4>  Includes 12 persons, excluding Mr. Elliott.

                          _____________________


          Security Holdings of Certain Beneficial Owners

               As of the Record Date, the persons named below were, to PHI's knowledge, the only beneficial owners of more than 5% of PHI's outstanding Voting Common Stock, determined in accordance with Rule 13d-3 of the SEC. Unless otherwise indicated, all shares are held with sole voting and investment power.

                                                    Amount and
                                                    Nature of
                                                    Beneficial       Percent
            Name and Address                       Ownership of         of
          of Beneficial Owner                    PHI Voting Stock     Class
          ___________________                    ________________     _____

          Carroll W. Suggs
          5728 Jefferson Highway
          New Orleans, Louisiana  70183            1,889,888 <FN1>    57.7

          ONI International, Inc.
          5728 Jefferson Highway
          New Orleans, Louisiana  70183              413,308 <FN2>    12.6

          _____________________

          <FN1>  Includes 441,593 shares as to which Mrs. Suggs shares voting and investment power. Of such shares, 413,308 are also reported as beneficially owned by ONI.

          <FN2>  Also reported as beneficially owned by Mrs. Suggs.

                                 ____________________

              EXECUTIVE AND DIRECTOR COMPENSATION; CERTAIN TRANSACTIONS

          Summary of Executive Compensation

                    The  following  table  summarizes, for each of the
               fiscal years ended April 30, 1994, 1993 and 1992, compensation of PHI's Chief Executive Officer and each other executive officer of PHI whose annual compensation was in excess of $100,000 in all capacities in which they served:

                                                                Long-Term
                                                               Compensation
                                                                  Awards:
                                                                  No. of
                                              Annual             Options      All Other
                                           Compensation        Granted<FN1>  Compensation<FN2>
                                           ____________        ___________   _____________
                                        Year         Salary
                                        ____         ______

     Name and
     Principal Position
     __________________


     Carroll W. Suggs                   1994        $308,271         0     $   7,023
     Chairman of the Board and          1993         285,000         0         8,550
     Chief Executive Officer            1992         276,484         0         7,923



     Robert D. Cummiskey, Jr.           1994         103,393     6,000         3,094
     Vice President of                  1993          92,929         0         8,994
     Risk Management and Secretary      1992          51,746         0             0



     Ben Schrick                        1994         105,762     9,000         3,165
     Vice President and                 1993          82,065         0         8,994
     General Manager                    1992          75,000         0         8,728



     John H. Untereker                  1994         200,978         0         6,021
     Vice President and Chief           1993         152,728    15,000        53,970<FN4>
     Financial Officer<FN3>             1992              --        --            --



     A. Byron Elliott                   1994         244,418         0        11,846<FN6>
     Former Vice Chairman               1993         245,308         0       137,729<FN7>
     of the Board<FN5>                  1992              --        --            --

___________________


             <FN1>  For  additional  information, please refer to  the
                    two tables below.

             <FN2>  Unless otherwise indicated,  reflects amounts paid
                    by PHI on behalf of the named executive officer pursuant to the Petroleum Helicopters, Inc. 401(k) Retirement Plan.

             <FN3>  Mr. Untereker  has  been  employed as an executive
                    officer of PHI since July 1992.

             <FN4>  Includes   $28,000  paid  to  Mr.   Untereker   in
                    connection with his recruitment and $23,943 paid by PHI in reimbursement of Mr. Untereker's relocation expenses.

             <FN5>  Mr. Elliott retired in August 1993.  Prior to July
                    1992, Mr. Elliott was a consultant and non-employee director of PHI.

             <FN6>  Includes $7,500 paid to Mr. Elliott for relocation
                    expenses.

             <FN7>  Includes   $85,000   paid   to  Mr.  Elliott   for
                    consulting services and $50,000 paid by PHI in connection with commencement of Mr. Elliott's employment and relocation.

                      _____________________

               1994 Stock Option Grants

                    The    following    table   contains   information
               concerning the grant of stock options to the named executive officers during the fiscal year ended April 30, 1994:

                                                                                                   Potential
                                              % of Total                                      Realizable Value of
                                               Options                                         Options at Assumed
                                No. of        Granted to                                     Annual Rates of Stock
                                Options        Employees       Exercise    Expiration          Price Appreciation
     Name                       Granted      in Fiscal 1994      Price        Date               For Option Term
_________________               _______      ______________    ________    __________        _____________________
                                                                                                5%           10%
                                                                                                ________________
Carroll W. Suggs                    0              --             --           --               --           --
Robert D. Cummiskey, Jr.        6,000<FN1>         7%           $15.50     June 2, 1998      $25,694      $56,777
Ben Schrick                     9,000<FN1>        11%           $15.50     June 2, 1998      $38,541      $85,166
John H. Untereker                   0              --             --           --               --
A. Byron Elliott                    0              --             --           --               --

_____________

            <FN1> These  options  to acquire Non-Voting  Common  Stock were awarded at the fair market value of shares on the effective date of grant. The options become exercisable annually in one-third increments beginning on June 2, 1994 and expire on June 2, 1998.

                               ___________________


          Option Exercises and Holdings

               The following table sets forth information with respect to the named executive officers concerning the exercise of options during 1994 and unexercised options held as of April 30, 1994:


                              Shares
                             Acquired                                                     Value of Unexercised
                                on                         Number of Unexercised        in-the-Money Options at
    Name                     Exercise        Value       Options at April 30, 1994         April 30, 1994<FN3>
    ____                     ________        _____       _________________________         ___________________
                                            Realized
                                            ________    Exercisable   Unexercisable    Exercisable   Unexercisable
                                                        ___________   _____________    ___________   _____________
Carroll W. Suggs                --             --             --           --               --          --
Robert D. Cummiskey, Jr.         0              0              0        6,000<FN1>           0           0
Ben Schrick                      0              0              0        9,000<FN1>           0           0
John H. Untereker                0              0              0       15,000<FN2>           0           0
A. Byron Elliott                --             --             --           --               --          --

   _______________


        <FN1>  These  options were granted and are exercisable on terms  as described in the note of the preceding table.

        <FN2>  The option  to  acquire  Voting  Common Stock was awarded at fair market value of the shares on the effective date of grant. The option becomes exercisable annually in one-third increments beginning on July 20, 1994 and expires on July 20, 1998.

        <FN3>  Reflects the difference between  the  average of the bid and asked prices of the Voting Common Stock on April 30, 1994 and the exercise price of the options.

                           ___________________

          Compensation Committee Interlocks and Insider Participation

               The  Board  maintains  a  Finance,  Audit  and  Compensation
          committee   on   which  Messrs.  Perdue  and  Horner  serve  (the
          "Committee"). Neither member of the Committee has been an officer or employee of PHI or any of its subsidiaries.

          Employment Agreements

               Mr. Untereker and PHI entered into an agreement in July 1992 pursuant to which PHI agreed to pay Mr. Untereker an amount equal to his base salary for six months and certain relocation expenses in the event of the termination of his employment. PHI also agreed to pay Mr. Untereker an amount equal to his annual cash compensation for the most recent fiscal year in the event of termination due to a change in control of PHI during the first five years of his employment.

          Compensation Committee's Report on Executive Compensation

               General. The Committee was formed in July 1992 to oversee all compensation arrangements for directors, executive officers, currently numbering 12, and other employees, and administer PHI's 1992 Non-Qualified Stock Option and Stock Appreciation Rights Plan (the "Plan"). The Committee is composed entirely of Board members who are not employees of PHI. The Committee retained an outside consultant in fiscal 1993 to assist it in obtaining relevant information on pay practices at comparable organizations, and in developing compensation programs that are consistent with the Committee's compensation philosophy and objectives.

               The Committee's overall policy regarding executive compensation is to ensure PHI's compensation programs will provide competitive salary levels and long term incentives that attract and retain individuals of high quality and ability, promote individual recognition for favorable performance by PHI relative to comparable companies, and support the short and long range business objectives and strategies of PHI.

               The  Company's  executive  compensation   consists   of  two
          principal components:  salary and stock based compensation.

               Salary.   In fiscal 1993, an outside consultant was retained
          primarily to develop a range of salaries consistent with salaries paid for similar positions at comparable publicly-held companies. For these purposes, a sample of companies was selected from the oilfield services industry based on total revenues and number of employees. Salaries paid by certain companies that are part of the oil field service index included in the graph set forth under the heading "Performance Graph," below, were among those considered. Because certain of these companies had either revenues or total employees substantially exceeding those of PHI, salaries of PHI executives remain at the lower end of the ranges. In fiscal 1994 compensation decisions were made by the Chief Executive Officer and the Committee, except in the case of the Chief Executive Officer whose performance was evaluated, and salary established, by the Committee. Compensation decisions are generally based on PHI financial performance, although other factors indicative of the individual executive's contribution to corporate objectives are also considered.

               Stock Option Grants. In June 1993, options to acquire 81,000 shares of Non-Voting Common Stock were granted to certain executive officers pursuant to the Plan. Mr. Cummiskey received 6,000 options and Mr. Schrick received 9,000 options. See "- 1994 Stock Option Grants" and "- Option Exercises and Holdings." The number of options awarded to an executive was based on the executive's level of responsibility. All options were granted at fair market value and accordingly only become valuable to the executive to the extent PHI's stock value increases. It is anticipated that additional options will be granted pursuant to the Plan periodically in the future to promote a longer term perspective and commitment by executives and to maximize stockholder value by linking the financial interests of management and stockholders.

               Compensation of the Chief Executive Officer. During fiscal 1994, Mrs. Suggs received an approximately 11% base salary increase based primarily on PHI's general performance during fiscal 1993, and the additional responsibility Mrs. Suggs undertook in fiscal 1993 as Chief Executive Officer and the sole Chairman of the Board. Also considered was the fact that no salary increase, performance bonus or stock options were awarded to Mrs. Suggs during fiscal 1993.

               The Committee believes that the compensation of the chief executive officer and other executive officers is competitive with, or below the comparable companies described more fully above, but is consistent with the Committee's policy of providing an appropriate balance between short and long range individual and corporate performance.

               By  the  members  of  the Finance,  Audit  and  Compensation
          Committee.

                Leonard M. Horner, Chairman          Robert E. Perdue


          Performance Graph

               The graph below compares the cumulative total stockholder return on the Voting Common Stock for the last five years with the cumulative total return on the Russell 2000 Index and the Oil Field Services Index published by Media General Financial Services, Inc., assuming the investment of $100 on May 1, 1989 at closing prices on April 30, 1989 and reinvestment of dividends. The Russell 2000 Index consists of a broad range of publicly-traded companies with smaller market capitalizations and is published daily in the Wall Street Journal. The Oil Field Service Index consists of 41 oil field service companies and is published weekly in the Houston Chronicle.







                          [insert graph here]









                                          Cumulative Total Return as of April 30:
                             ________________________________________________________________
Index                        1989        1990        1991        1992        1993       1994
_____                        ____        ____        ____        ____        ____       ____

PHI                           100       184.2       133.6        84.8       110.8       76.1

Russell 2000                  100        96.0       103.6       119.2       135.2      153.3

Oil Field Service Index       100       122.4       113.5        94.8       100.3       94.0


          ____________________

        Note: Management believes that the following events, each of which were unrelated to PHI's operating performance, significantly affected the return on Voting Common Stock between May 1, 1989 and April 30, 1991: (i) the death, in September 1989, of Robert L. Suggs, founder and principal stockholder of PHI, (ii) an unsolicited tender offer for the Voting Common Stock in August 1990, and (iii) the acquisition by PHI of an aggregate of 633,490 shares of Voting Common Stock at a price of $28.05 per share in October 1990.
                                 ____________________

          Director Compensation

               Each director who is not an employee of PHI receives a fee of $1,000 for each Board or Committee meeting he attends, and each director who is also an employee of PHI receives a fee of $300 for each Board or Committee meeting she attends.

          Certain Other Transactions

               PHI paid ONI International, Inc. $88,599 for office space and services related to PHI's New Orleans offices, which PHI believes represents the fair market value of such office space and services. ONI International, Inc. is controlled by Mrs. Suggs and beneficially owns approximately 12.6% of the Voting Common Stock.

               During the 1994 fiscal year, PHI paid Aviall, Inc. approximately $10.7 million for parts and component repair services, which PHI believes represents the fair market value of such parts and services. Mr. Lambert, a director of PHI since July 1994 and a nominee for director at the Meeting, has been the Chairman of the Board of Directors of Aviall, Inc. since December 1993. Mr. Lambert was not appointed to PHI's Board until after Aviall, Inc. entered into an agreement to sell to an unrelated third party the division of its business that provides substantially all of such parts and services to PHI. It is anticipated that sales by Aviall, Inc. to PHI will decrease significantly in 1995 and thereafter because of the pending sale.

                            RELATIONSHIP WITH INDEPENDENT
                                  PUBLIC ACCOUNTANTS

               PHI's consolidated financial statements for the year ended April 30, 1994 were audited by the firm of KPMG Peat Marwick, which firm will remain as PHI's auditors until replaced by the Board upon the recommendation of the Committee. Representatives of KPMG Peat Marwick are expected to be present at the Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

               As  a  result  of  changes  in  its  operating and financial management personnel, during fiscal 1993 PHI undertook an evaluation of its relationships with professional service firms. As a result of that process, the Committee selected Coopers & Lybrand to replace Deloitte & Touche as PHI's principal independent accountants effective December 18, 1992. Subsequently the Board and its Committee selected KPMG Peat Marwick to replace Coopers & Lybrand as its principal independent accountants, effective March 31, 1993. During the interim period preceding March 31, 1993, there were no disagreements with Coopers & Lybrand or Deloitte & Touche on any matters of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Coopers & Lybrand or Deloitte & Touche, would have caused either firm to make reference to the subject matter of the disagreement in connection with its report.

                                    OTHER MATTERS

          Quorum and Voting of Proxies

               The presence, in person or by proxy, of a majority of the outstanding shares of Voting Common Stock is necessary to constitute a quorum. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by plurality vote and the affirmative vote of the holders of a majority of the outstanding shares of the Voting Common Stock will be required for the approval of the Reincorporation Proposal and Merger Agreement.

               A broker or nominee holding shares registered in its name, or in the name of its nominee, that are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner has the discretion to vote the beneficial owner's shares will respect to the election of directors but not with respect to the Reincorporation Proposal and Merger Agreement.

               Because directors are elected by plurality vote, withholding authority to vote in such election will not affect whether the proposed nominees named herein are elected. However, because the affirmative vote of the holders of a majority of the outstanding shares of the Voting Common Stock is required for the approval of the Reincorporation Proposal and Merger Agreement, an abstention or a "non-vote" with respect thereto will effectively count as a vote against such action.

               PHI does not know of any matters to be presented at the Meeting other than those described herein. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

          Stockholder Proposals

               Eligible stockholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 1995 annual meeting of PHI must forward such proposals to the Secretary of PHI at the address listed on the first page of this Proxy Statement in time to arrive at PHI prior to ____________, 1995.

                                      By Order of the Board of Directors



                                           Robert D. Cummiskey, Jr.
                                                  Secretary

          New Orleans, Louisiana
          ______________, 1994

                                                                  Exhibit A

                                 AGREEMENT OF MERGER


               AGREEMENT OF MERGER ("Agreement") dated as of August ___, 1994 by and between Petroleum Helicopters, Inc., a Delaware corporation ("PHI Delaware") and Petroleum Helicopters, Inc., a Louisiana corporation ("PHI Louisiana"). PHI Delaware and PHI Louisiana are hereinafter sometimes collectively referred to as the "Constituent Corporations."

               WHEREAS, PHI Delaware, as the sole shareholder of PHI Louisiana, desires to effect a merger of PHI Delaware with and into PHI Louisiana pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Louisiana Business Corporation Law (the "LBCL");

               WHEREAS, the respective Boards of Directors of PHI Delaware and PHI Louisiana have determined that it is advisable and in the best interests of their respective corporations that PHI Delaware merge with and into PHI Louisiana upon the terms and subject to the conditions herein provided, and have, by resolutions duly adopted, approved this Agreement and authorized it to be executed by the undersigned officers and directed that it be submitted to a vote of the stockholders of PHI Delaware and the sole stockholder of PHI Louisiana;

               WHEREAS, the merger of the Constituent Corporations is intended to be a reorganization as defined in Section 368 of the Internal Revenue Code of 1986, as amended, and this Agreement constitutes a plan of reorganization.

               In consideration of the mutual agreements herein contained and for other good and valuable consideration, the parties agree that PHI Delaware shall be merged with and into PHI Louisiana and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating thereto shall be as hereinafter set forth.

                                      ARTICLE 1
                                     The Merger

               1.1 Merger. (a) Subject to receipt of the approvals of this Agreement specified in Section 3.1 hereof, and in accordance with the DGCL and the LBCL, at the Effective Time (as defined in Section 1.4 hereof), PHI Delaware shall be merged with and into PHI Louisiana (the "Merger"), with PHI Louisiana to be the surviving corporation (the "Surviving Corporation").

                    (b) Upon consummation of the Merger, (i) the separate existence of PHI Delaware shall cease, and (ii) the Merger shall have the effects provided for herein and in Section 115 of the LBCL and Section 259 of the DGCL.

               1.2 The Closing. The Closing of the Merger contemplated hereby will take place at the offices of PHI Delaware, 5728 Jefferson Highway, New Orleans, Louisiana, on a mutually agreeable date as soon as practicable following satisfaction of the conditions set forth in Section 3.1 hereof or, if no date has been agreed to, on any date specified by either party to the other upon ten days notice following satisfaction of such conditions. The date on which the Closing occurs is herein called the "Closing Date." At the Closing (a) PHI Delaware and PHI Louisiana shall each provide to the other such proof of the receipt of stockholder approval as the other party may reasonably request, (b) the appropriate officers of PHI Delaware and PHI Louisiana shall certify, execute and acknowledge this Agreement in the manner required by law and shall execute, deliver and acknowledge duplicate originals of the certificate of merger in the form attached as Appendix A hereto (the "Certificate of Merger") and (c) the parties shall take such further action as is required to consummate the transactions contemplated by this Agreement.

               1.3 Filing of Certificate of Merger. Immediately following the execution, delivery and acknowledgment of duplicate originals of the Certificate of Merger, one duplicate original shall be delivered to the Secretary of State of Delaware for filing and recordation in the manner required by law, and, immediately thereafter, a second duplicate original shall be delivered to the Secretary of State of Louisiana for filing and recordation in the manner required by law. A certified copy of the Certificate of Merger shall be recorded in the office of the recorder of the county in the State of Delaware in which the registered office of PHI Delaware is located, and a duplicate original of the certificate of merger issued by the Secretary of State of Louisiana shall be filed for record in the Office of the Recorder of Mortgages of the parish in which PHI Louisiana has its registered office and in the Office of the Recorder of Conveyances of each parish in which PHI Delaware has immovable property.

               1.4 The Effective Date and Time. The Merger shall be effective at the date and time specified in the Certificate of Merger. The date on which and the time at which the Merger shall become effective is herein referred to as the "Effective Date" and "Effective Time," respectively.

               1.5 Additional Actions. If at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable to (a) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of PHI Delaware acquired or to be acquired by reason of, or as a result of, the Merger, or
          (b) otherwise carry out the purposes of this Agreement, PHI Delaware and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of PHI Delaware or otherwise to take any and all such action.

                                      ARTICLE 2
                    Manner, Basis and Effect of Converting Shares

               2.1  Conversion of Shares.  At the Effective Time:

                    (a) Each share of voting common stock, par value $.08-1/3 per share, of PHI Delaware ("Delaware Voting Common Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of voting common stock, par value $.10 per share, of PHI Louisiana ("Louisiana Voting Common Stock");

                    (b) Each share of non-voting common stock, par value $.08-1/3 per share, of PHI Delaware ("Delaware Non-Voting Common Stock" and, together with the Delaware Voting Common Stock, the "Delaware Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of non-voting common stock, par value $.10 per share, of PHI Louisiana ("Louisiana Non-Voting Common Stock" and, together with the Louisiana Voting Common Stock, the "Louisiana Stock"); and

                    (c) Each share of Louisiana Voting Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist.

               2.2 Effect of Conversion. At and after the Effective Time, each stock certificate that immediately prior to the Effective Time represented outstanding shares of Delaware Stock ("Delaware Stock Certificates") shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of Louisiana Stock into which the share of Delaware Stock represented by such certificates immediately prior to the Effective Time shall have been converted pursuant to Section 2.1 hereof. The registered owner of any Delaware Stock Certificate outstanding immediately prior to the Effective Time, as such owner appears in the books and records of PHI Delaware or its transfer agent immediately prior to the Effective Time, shall, until such certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting, dividend, distribution and all other rights with respect to the shares of Louisiana Stock into which the shares represented by any such certificate have been converted.

                                      ARTICLE 3
                   Approval; Amendment; Termination; Miscellaneous

               3.1 Approval. This Agreement shall be submitted for approval to the stockholders of PHI Delaware at its 1994 annual meeting of stockholders and to PHI Delaware as the sole shareholder of PHI Louisiana. Consummation of the transactions contemplated by this Agreement shall be subject to, and controlled upon, the approval of the stockholders of both parties hereto.

               3.2 Amendment. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations at any time prior to the Effective Time, except that after shareholder approval contemplated by
          Section 3.1 hereof, there shall be no amendments that (a) alter or amend the amount or kind of shares to be received by stockholders in the Merger, (b) alter or amend any term of the Articles of Incorporation of PHI Louisiana, or (c) alter or amend any of the terms and conditions of this Agreement if such alteration or amendment would adversely affect the holders of any class of stock of either of the Constituent Corporations.

               3.3 Abandonment. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either PHI Louisiana or PHI Delaware, or both, notwithstanding approval of this Agreement by the sole shareholder of PHI Louisiana or the stockholders of PHI Delaware, or both.

               3.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute a single instrument.

               3.5 Registered Agent in Louisiana. The name and address of the registered agent in Louisiana upon whom any process, notice or demand against PHI Delaware or the Surviving Corporation may be served is:

                                   Robert D. Cummiskey, Jr.
                                   Petroleum Helicopters, Inc.
                                   5728 Jefferson Highway
                                   P.O. Box 23502
                                   New Orleans, Louisiana  70183

               3.6 Designated Agent in Delaware. The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of PHI Delaware, as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, and the Surviving Corporation irrevocably appoints the Delaware Secretary of State as its agent to accept service of process in any suit or other proceedings; a copy of such process shall be mailed by the Delaware Secretary of State to:

                                   Robert D. Cummiskey, Jr.
                                   Petroleum Helicopters, Inc.
                                   5728 Jefferson Highway
                                   P.O. Box 23502
                                   New Orleans, Louisiana  70183

               IN WITNESS WHEREOF, PHI Delaware and PHI Louisiana have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                        PETROLEUM HELICOPTERS, INC.,
          Attest:                       a Delaware Corporation


          By: ______________________    By: ______________________________

             Robert D. Cummiskey, Jr.               Carroll W. Suggs
                    Secretary                  Chairman of the Board and
                                                Chief Executive Officer


                                        PETROLEUM HELICOPTERS, INC.,
          Attest:                       a Louisiana Corporation


          By: ______________________    By: ______________________________

             Robert D. Cummiskey, Jr.               Carroll W. Suggs
                    Secretary               Chairman of the Board, President
                                              and Chief Executive Officer

                              CERTIFICATE OF SECRETARIES


               The undersigned Secretary of Petroleum Helicopters, Inc., a Delaware corporation, and the undersigned Secretary of Petroleum Helicopters, Inc., a Louisiana corporation, hereby certify with respect to the corporation of which they serve in such capacity that this Agreement of Merger has been approved by the stockholders of such corporations in the manner required by law.

          Dated:  September ___, 1994
                                         ________________________________
                                              Robert D. Cummiskey, Jr.
                                      Secretary, Petroleum Helicopters, Inc.,
                                               a Delaware corporation


                                         ________________________________
                                              Robert D. Cummiskey, Jr.
                                      Secretary, Petroleum Helicopters, Inc.,
                                              a Louisiana corporation


                               CERTIFICATE OF OFFICERS

               Pursuant to Section 112 of the Louisiana Business Corporation Law, the undersigned corporations have caused this Agreement of Merger to be executed by their respective duly authorized officer.

          Dated:  September ___, 1994   PETROLEUM HELICOPTERS, INC.,
                                        a Delaware corporation


                                        By: _________________________
                                                 John H. Untereker
                                     Vice President and Chief Financial Officer


                                        PETROLEUM HELICOPTERS, INC.,
                                        a Louisiana corporation


                                        By: _________________________

                                                    Carroll W. Suggs
                                            Chairman of the Board, President
                                              and Chief Executive Officer

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON


               BEFORE ME, the undersigned, personally came and appeared John H. Untereker, the Vice President and Chief Financial Officer of Petroleum Helicopters, Inc., a Delaware corporation, and Carroll W. Suggs, the Chairman of the Board, President and Chief Executive Officer of Petroleum Helicopters, Inc., a Louisiana corporation, known to me to be the persons and officers whose names are subscribed to the foregoing instrument, and being duly sworn, declared and acknowledged before me and the undersigned competent witnesses that they were each authorized to and executed the foregoing Agreement of Merger in such capacities on behalf of each such corporation for the purposes therein expressed and as their free act and deed.

               IN WITNESS WHEREOF, the witnesses and I have hereunto affixed our hands on this ___ day of September, 1994.


          WITNESSES:


                                                   NOTARY PUBLIC

                                                              Appendix A to
                                                        Agreement of Merger

                         CERTIFICATE OF OWNERSHIP AND MERGER

                                          of

                             PETROLEUM HELICOPTERS, INC.
                               (a Delaware corporation)

                                    with and into

                             PETROLEUM HELICOPTERS, INC.
                              (a Louisiana corporation)

          (filed pursuant to Section 253(a) of the General Corporation Law of the State of Delaware and pursuant to Section 112G(1)(a) of the Louisiana Business Corporation Law)


               In order to effect the merger of Petroleum Helicopters, Inc., a Delaware corporation ("PHI Delaware"), with and into Petroleum Helicopters, Inc., a corporation organized under the laws of the State of Louisiana on the ___ day of August, 1994 ("PHI Louisiana"), PHI Delaware certifies pursuant to Section 253(a) of the General Corporation Law of the State of Delaware and the undersigned Vice President and Secretary of PHI Delaware certify
          pursuant   to   Section  112G(1)(a)  of  the  Louisiana  Business
          Corporation Law that:

               First: PHI Delaware was incorporated in accordance with the laws of the State of Delaware in 1949;

               Second: PHI Delaware owns all of the outstanding shares of each class of capital stock of PHI Louisiana;

               Third: On July 26, 1994, PHI Delaware's Board of Directors duly adopted the following resolutions:

                    RESOLVED,   that  the  Agreement  of  Merger  (the
               "Merger Agreement") by and between PHI and the Petroleum Helicopters, Inc., a Louisiana corporation and a wholly owned subsidiary of PHI (the "Louisiana Corporation"), is hereby approved in the form presented to the Board and PHI's Chairman and Chief Executive Officer is hereby authorized to execute and deliver the Merger Agreement on behalf of PHI in such form with those changes as she, in her sole discretion, shall deem necessary or appropriate;

                    FURTHER RESOLVED, that upon approval of the Merger
               Agreement by PHI's stockholders at PHI's next annual meeting of stockholders, PHI's Secretary is hereby authorized and directed to certify such fact on the Merger Agreement;

                    FURTHER RESOLVED, that upon  satisfaction  of  the
               conditions set forth in the Merger Agreement, PHI's Chairman and Chief Executive Officer and PHI's Vice President and Chief Financial Officer and all other appropriate officers of PHI are hereby authorized to execute, acknowledge, certify and file on behalf of PHI any certificates of merger required by law, including, without limitation, the Certificate of Ownership and Merger attached as Appendix A to the Merger Agreement;

                    FURTHER RESOLVED, that each of PHI's  Chairman and
               Chief Executive Officer and PHI's Vice President and Chief Financial Officer is hereby authorized to execute and deliver on behalf of PHI a consent by which PHI, acting in its capacity as the sole stockholder of the Louisiana Corporation, approves the Merger Agreement; and

                    FURTHER RESOLVED, that the appropriate officers of
               PHI are hereby authorized to take all other actions, to pay all expenses and costs and to execute and deliver, or cause to be executed and delivered, in the name of and on behalf of PHI all further agreements, certificates, instruments and documents, that they, in their sole discretion, deem to be necessary or advisable in order to consummate the transactions contemplated by the Merger Agreement, including, without limitation, filing any notices or applications required under the "blue sky" laws of any jurisdiction and filing any letters of notification with the National Association of Securities Dealers, Inc. as may be required or requested.

               Fourth: On September 28, 1994, the stockholders of PHI Delaware approved the merger of PHI Delaware with and into PHI Louisiana (the "Merger") in accordance with the requirements of
          Section 112 of the Louisiana Business Corporation Law and Section 253 of the General Corporation Law of the State of Delaware;

               Fifth: This certificate has been or will be filed with the Secretaries of State of the States of Delaware and Louisiana, and the Merger shall be effective under the laws of each respective state as of 11:59 p.m. C.D.S.T. on the day that this certificate is filed with and recorded by the Secretary of State of such state, provided that this certificate has been filed with and recorded by the Secretary of State of the other respective state; and

               Sixth: Under Section 3.6 of the Agreement of Merger dated as of August ___, 1994 by and between PHI Delaware and PHI Louisiana, PHI Louisiana has agreed that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of PHI Delaware, as well as for enforcement of any obligation of PHI Louisiana, and irrevocably appointed the Secretary of State of Delaware as its agent to accept service of process in any such suit or other proceeding and has specified the address to which a copy of such process shall be mailed by the Secretary of State of Delaware as follows:
          Robert D. Cummiskey, Jr., Petroleum Helicopters, Inc., 5728 Jefferson Highway, New Orleans, Louisiana 70123.

               IN WITNESS WHEREOF, this Certificate of Ownership and Merger has been executed on this ___ day of September, 1994 by PHI Delaware, acting through its Chairman of the Board and Chief Executive Officer and by PHI Delaware's Vice President and Chief Financial Officer and PHI Delaware's Secretary.

                                        PETROLEUM HELICOPTERS, INC.,
          Attest:                       a Delaware Corporation



          By: ______________________    By: ____________________________

             Robert D. Cummiskey, Jr.               Carroll W. Suggs
                    Secretary                  Chairman of the Board and
                                                Chief Executive Officer




                                            ____________________________
                                                 John H. Untereker
                                     Vice President and Chief Financial Officer




                                           _____________________________
                                              Robert D. Cummiskey, Jr.
                                                     Secretary













                                  Signature page to
                         Certificate of Ownership and Merger
                of Petroleum Helicopters, Inc., a Delaware corporation
          with and into Petroleum Helicopters, Inc., a Louisiana corporation


                                   ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON


               BEFORE ME, the undersigned, personally came and appeared Carroll W. Suggs, the Chairman of the Board and Chief Executive Officer, of Petroleum Helicopters, Inc., a Delaware corporation ("PHI Delaware"), John H. Untereker, PHI Delaware's Vice President and Chief Financial Officer and Robert D. Cummiskey, Jr., PHI Delaware's Secretary, known to me to be the persons and officers whose names are subscribed to the foregoing instrument, and being duly sworn, declared and acknowledged before me and the undersigned competent witnesses that they were each authorized to and executed the foregoing Certificate of Ownership and Merger in such capacities on behalf of PHI Delaware for the purposes therein expressed and as their free act and deed.

               IN WITNESS WHEREOF, the witnesses and I have hereunto affixed our hands on this ___ day of September, 1994.

          WITNESSES:



                                                  NOTARY PUBLIC

                                                                  Exhibit B

                              ARTICLES OF INCORPORATION
                                          of
                              PETROLEUM HELICOPTERS, INC.


                                      ARTICLE I
                                         Name

               The name of the corporation is Petroleum Helicopters, Inc. (the "Corporation").

                                      ARTICLE II
                                       Purpose

               The Corporation's purpose is to engage in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana.

                                     ARTICLE III
                                       Capital

               A. The Corporation is authorized to issue 12,500,000 shares of voting common stock, par value $.10 per share (the "Voting Common Stock"), 12,500,000 shares of non-voting common stock, par value $.10 per share (the "Non-Voting Common Stock"), and 10,000,000 shares of preferred stock, no par value per share (the "Preferred Stock").

               B. Each share of Voting Common Stock shall entitle the holder thereof to one vote with respect to such share of Voting Common Stock on each matter properly submitted to the Corporation's shareholders for their vote, consent, waiver, release or other action. Unless otherwise required by law, holders of the Non-Voting Common Stock shall not be entitled to any voting rights. Except with respect to voting rights, each share of Voting Common Stock and Non-Voting Common Stock shall be identical in all other respects.

               C. Shares of Preferred Stock may be issued from time to time in one or more series. Authority is hereby vested in the Corporation's board of directors (the "Board"), subject to
          Article IV, to amend these articles of incorporation from time to time to fix the preferences, limitations and relative rights as among the shares of Preferred Stock, Voting Common Stock and Non-Voting Common Stock, and to establish and fix variations in the preferences, limitations and relative rights as between different series of Preferred Stock.

                                      ARTICLE IV
                                Voting of Shareholders

               A. The affirmative vote of the holders of a majority of the total voting power of the Corporation shall decide any matter properly brought before a shareholders' meeting duly organized for the transaction of business unless by express provision of law or these Articles of Incorporation a different vote is required, in which case such express provision shall govern. Directors shall be elected by plurality vote.

               B. (1) For purposes of this paragraph B, the following terms shall have the meanings specified below:

                         "Beneficial   Ownership,"  "Beneficially
                    Owned," or "Beneficially Own" refers to beneficial ownership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) promulgated by the Securities and Exchange Commission as such rule may be amended from time to time.

                         "FAA"   means   the   Federal   Aviation
                    Administration.

                         "Non-Citizen  Owned  Shares"  means  any
                    issued and outstanding Voting Securities that are owned of record, Beneficially Owned, or otherwise controlled by any Person or Persons who are not United States Citizens.

                         "Permitted Percentage" means one percent
                    less than the percentage of the voting interest in the Corporation that may be owned or controlled by Persons who are not United States Citizens without loss, under Section 1301(16) of Title 49 of the United States Code or any successor or other applicable law or regulation, of the United States Citizen status of the Corporation or any Subsidiary.

                         "Person"     means    any    individual,
                    corporation,  partnership,   trust  or  other
                    entity of any nature whatsoever.

                         "Subsidiary"  means  any corporation  of
                    which a majority of any class of equity security is owned, directly or indirectly, by the Corporation.

                         "United States Citizen" means any Person
                    who is a Citizen of the United States as defined in Section 1301(16) of Title 49 of the United States Code, as in effect on the date in question, or any successor statute or regulation.

                         "Voting  Securities"  means  the  Voting
                    Common Stock, any other voting stock of the Corporation, and any bonds, debentures or similar obligations granted voting rights by the Corporation.

                    (2) The Corporation holds an operating certificate issued by the FAA pursuant to the regulations promulgated under the Federal Aviation Act of 1958, as amended, and the Board and shareholders deem the retention of the Corporation's rights under such certificate to be of material importance to the Corporation. As long as the Corporation holds, or the Board deems it desirable for the Corporation to hold, its current operating certificate or any other certificate issued by the FAA pursuant to the Federal Aviation Act of 1958, as amended, and the regulations promulgated thereunder or any successor statute or regulation, it shall be the Corporation's policy that the number of Non-Citizen Owned Shares shall not exceed the Permitted Percentage.

                    (3) If at any time the voting interest of Non-Citizen Owned Shares exceeds the Permitted Percentage, then (i) the voting power otherwise attributable to each Non-Citizen Owned Share shall be immediately and automatically reduced on a pro rata basis (based on the proportion of the voting power otherwise attributable to such Non-Citizen Owned Share to the total voting power attributable to all Non-Citizen Owned Shares) without any further action by the Corporation so that the maximum number of votes that may be cast by the holders of all Non-Citizen Owned Shares shall equal the Permitted Percentage and (ii) the total voting power of any affected class or series of Voting Securities shall also be immediately and automatically reduced without any further action by the Corporation by the total number of votes by which the voting power of Non-Citizen Owned Shares of such class or series was reduced pursuant to clause (i) of this subparagraph
               (3).

                    (4) In determining the citizenship of any Person who Beneficially Owns Voting Securities, the Corporation may rely on the Corporation's stock transfer records and the citizenship provided by any Person shown as the Record Owner and any Person who the Corporation has reasonable cause to believe Beneficially Owns such voting securities. The Board may establish procedures to monitor the Beneficially Ownership and control of Voting Securities, to make any reasonable determination regarding the Beneficial Ownership and control of Voting Securities, and to take any actions deemed necessary or desirable to ensure that the voting interest of Non-Citizen Owned Shares does not exceed the Permitted Percentage. The Board may, but unless expressly provided otherwise is not required to, rely on any statutes, regulations, policies, procedures, rulings, or determinations of the FAA, or any successor governmental authority, in deciding the extent to which Voting Securities are Beneficially Owned or controlled by United States Citizens.

                    (5)  The Corporation  may  by  notice  in  writing
               (which may be included in a proxy or ballot distributed to the Corporation's shareholders) require any Person that is a holder of record of Voting Securities or that the Corporation has reasonable cause to believe Beneficially Owns or controls Voting Securities to certify in such manner as the Corporation shall deem appropriate (including execution of a proxy or ballot) that, to the knowledge of such Person:

                         (a)  all  Voting  Securities  owned   of
                    record, Beneficially Owned, or controlled by such Person are owned and controlled only by United States Citizens; or

                         (b)  the  number  and class or series of
                    Non-Citizen Owned Shares owned of record, Beneficially Owned, or controlled by such Person are as set forth in such certificate.

               The Corporation may require any Person certifying as to the ownership or control of Voting Securities in response to clause (a) of this subparagraph (5) to provide such further information as the Corporation may reasonably request in order to implement the provisions of this paragraph B. If any Person fails to provide such certificate or other information, the Corporation may presume that all such Voting Securities are Non-Citizen Owned Shares.

               C. Special meetings of the shareholders may be called at any time by the Board or the officers of the Corporation as provided in the Corporation's by-laws or upon the written request of any shareholder or group of shareholders holding in the aggregate at least 40% of the total voting power of the Corporation. Upon receipt of such a shareholder request, the Secretary shall call a special meeting of shareholders to be held at the registered office of the Corporation at such time as the Secretary may fix, not less than 15 nor more than 60 days after the receipt of such request, and if the Secretary shall neglect or refuse to fix such time or to give notice of the meeting, the shareholder or shareholders making the request may do so. Such request must state the specific purpose or purposes of the proposed special meeting and the business to be conducted thereat shall be limited to such purpose or purposes.

                                      ARTICLE V
                                      Directors

               A. The Board shall consist of such number of persons as shall be designated in the Corporation's by-laws. No decrease in the number of directors shall shorten the term of any incumbent director.

               B. Any director absent from a meeting of the Board or any committee thereof may be represented by any other director, who may cast the vote of the absent director according to the written instructions, general or special, of the absent director.

                                      ARTICLE VI
                     Limitation of Liability and Indemnification

               A. To the fullest extent permitted by the Business Corporation Law of Louisiana, no director or officer of the Corporation shall be liable to the Corporation or to its shareholders for monetary damages for breach of his fiduciary duty as a director or officer.

               B.   The Board may (1) cause the Corporation  to  enter into
          contracts with directors and officers providing for the limitation of liability set forth in this Article VI and for indemnification of directors and officers to the fullest extent permitted by law, (2) adopt by-laws or resolutions providing for indemnification of directors, officers and other persons to the fullest extent permitted by law and (3) cause the Corporation to exercise the powers set forth in La.R.S. 12:83F, notwithstanding that some or all of the members of the Board acting with respect to the foregoing may be parties to such contracts or beneficiaries of such by-laws or resolutions.

               C. No amendment or repeal of any by-law or resolution relating to indemnification shall adversely affect any person's entitlement to indemnification whose claim thereto results from conduct occurring prior to the date of such amendment or repeal.

               D. Any amendment or repeal of this Article VI shall not adversely affect any elimination or limitation of liability of a director or officer of the Corporation under this Article VI with respect to any action or inaction occurring prior to the time of such amendment or repeal.

                                     ARTICLE VII
                                      Reversion

               Cash, property or share dividends, shares issuable to share-holders in connection with a reclassification of stock, and the redemption price of redeemed shares, which are not claimed by the shareholders entitled thereto within one year after the dividend or redemption price became payable or the shares became issuable, despite reasonable efforts by the Corporation to pay the dividend or redemption price or deliver the certificates for the shares to such shareholders within such time, shall, at the expiration of such time, revert in full ownership to the Corporation, and the Corporation's obligation to pay such dividend or redemption price or issue such shares, as the case may be, shall thereupon cease; provided that the Board may, at any time, for any reason satisfactory to it, but need not, authorize (A) payment of the amount of any cash or property dividend or redemption price or
          (B) issuance of any shares, ownership of which has reverted to the Corporation pursuant to this Article VII, to the persons or entity who or which would be entitled thereto had such reversion not occurred.

                                     ARTICLE VIII
                                     Incorporator

               The name and post office address of the incorporator is:

                                   Robert D. Cummiskey, Jr.
                                   Petroleum Helicopters, Inc.
                                   5728 Jefferson Highway
                                   New Orleans, Louisiana  70123

          WITNESSES:


          ______________________________     ______________________________
                                                Robert D. Cummiskey, Jr.
                                                      Incorporator

          ______________________________

                                    ACKNOWLEDGMENT


          STATE OF LOUISIANA

          PARISH OF ORLEANS


               BEFORE ME, the undersigned, personally came and appeared Robert D. Cummiskey to me known to be the person who signed the foregoing instrument as Incorporator, and who, having been duly sworn, acknowledged and declared, in the presence of the two witnesses whose names are subscribed above, that he signed such instrument as his free act and deed for the purposes mentioned therein.

               IN WITNESS WHEREOF, the appearer, witnesses and I have hereunto fixed our hands on this ______ day of ______________, 1994 at New Orleans, Louisiana.


          WITNESSES:

          ______________________________     ______________________________
                                                Robert D. Cummiskey, Jr.
                                                      Incorporator
          ______________________________



                       ________________________________________
                                    Notary Public

                                                                  Exhibit C

                                       BY-LAWS
                                          of
                               PETROLEUM HELICOPTERS, INC.

                                      SECTION I

                                       OFFICES

               1.1  Principal   Office.  The   principal   office   of  the
          Corporation shall be located at 5728 Jefferson Highway, Harahan, Louisiana 70123.

               1.2 Additional offices. The Corporation may have such offices at such other places as the Corporation's Board of Directors (the "Board") may from time to time determine or the business of the Corporation may require.

                                      SECTION 2

                                SHAREHOLDERS MEETINGS

               2.1 Place of Meetings. Unless otherwise required by law or these By-laws, all meetings of the shareholders shall be held at the principal office of the Corporation or at such other place, within or without the State of Louisiana, as may be designated by the Board.

               2.2 Annual Meetings; Notice Thereof. An annual meeting of the shareholders shall be held on the second Thursday of September in each year, at 10:00 a.m., or at such other date or at such other time specified as the Board shall designate, for the purpose of electing directors and for the transaction of such other business as may be properly brought before the meeting. If no annual shareholders' meeting is held for a period of eighteen months, any shareholder may call such meeting to be held at the registered office of the Corporation as shown on the records of the Secretary of State of Louisiana.

               2.3 Special Meetings. Special meetings of the share-holders, for any purpose or purposes, may be called by the Chairman of the Board, Chief Executive Officer and President (the "Chairman, CEO and President") or the Board or by the shareholders as provided in the Articles of Incorporation.

               2.4 Notice of Meetings. Except as otherwise provided by law, the authorized person or persons calling a shareholders' meeting shall cause written notice of the time, place and purpose of the meeting to be given to all shareholders entitled to vote at such meeting, at least ten days and not more than sixty days prior to the day fixed for the meeting. Notice of the annual meeting need not state the purpose or purposes thereof, unless action is to be taken at the meeting as to which notice is required by law or the By-laws. Notice of a special meeting shall state the purpose or purposes thereof, and the business conducted at any special meeting shall be limited to the purpose or purposes stated in the notice.

               2.5 List of Shareholders. At every meeting of shareholders, a list of shareholders entitled to vote, arranged alphabetically and certified by the Corporation's Secretary or by the agent of the Corporation having charge of transfers of shares, showing the number and class of shares held by each such shareholder on the record date for the meeting, shall be produced on the request of any shareholder.

               2.6 Quorum. At all meetings of shareholders, the holders of a majority of the total voting power of the Corporation shall constitute a quorum; provided that this subsection shall not have the effect of reducing the vote required to approve or affirm any matter that may be established by law, the Articles of Incorporation or these By-laws.

               2.7 Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power present in person or represented by proxy shall decide each question brought before such meeting, unless the question is one upon which, by express provision of law or the Articles of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question. Directors shall be elected by plurality vote.

               2.8 Proxies-General. At any meeting of the shareholders, every shareholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing executed by such shareholder and bearing a date not more than eleven months prior to the meeting, unless the instrument provides for a longer period, but in no case will an outstanding proxy be valid for longer than three years from the date of its execution. The person appointed as proxy need not be a shareholder of the Corporation.

               2.9 Execution of Proxies. Any proxy must be executed by a shareholder or the shareholder's authorized officer, director, employee or agent. Any signature on a proxy may be affixed by any reasonable means, including but not limited to facsimile signature.

               2.10 Electronically Transmitted Proxies. A shareholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or similar agent duly authorized by the person who will be the holder of the proxy to receive such transmission; provided, however, that any such telegram, cablegram or other means of electronic transmission shall be submitted with information from which the Corporation may determine that the telegram, cablegram or other electronic transmission was authorized by the shareholder. If it is determined that such electronic transmissions are valid, the inspectors or other persons making that determination shall specify the information upon which they relied.

               2.11 Validity of Copies and other Reproductions of Proxies. Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant hereto may be substituted or used in lieu of the original writing or transmission for all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reliable reproduction shall be a complete reproduction of the entire original writing or transmission.

               2.12 Voting Power Present or Represented. For purposes of determining the amount of voting power present or represented at any annual or special meeting of shareholders with respect to voting on a particular proposal, shares as to which the proxy holders have been instructed to abstain from voting on the proposal, and shares that have been precluded from voting (whether by law, regulations of the Securities and Exchange Commission, rules or by-laws of any self-regulatory organization or otherwise), will not be treated as present.

               2.13 Adjournments. Adjournments of any annual or special meeting of shareholders may be taken without new notice being given unless a new record date is fixed for the adjourned meeting, but any meeting at which directors are to be elected shall be adjourned only from day to day until such directors shall have been elected.

               2.14 Withdrawal. If a quorum is present or represented at a duly organized meeting, such meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum as fixed in Section 2.6 of these By-laws, or the refusal of any shareholders present to vote.

               2.15 Lack of Quorum. If a meeting cannot be organized because a quorum has not attended, those present may adjourn the meeting to such time and place as they may determine, subject, however, to the provisions of Section 2.15 hereof. In the case of any meeting called for the election of directors, those who attend the second of such adjourned meetings, although less than a quorum as fixed in Section 2.6 hereof, shall nevertheless constitute a quorum for the purpose of electing directors.

               2.16 Presiding officer. The Chairman, CEO and President or in his or her absence, a chairman designated by the Board, shall preside at all shareholders' meetings.

               2.17 Definitions of Shareholder, Voting Power and Voting Power Present. As used in these By-laws, and unless the context otherwise requires, (a) the term "shareholder" shall mean a
          person  who  is  (i)  the  record   holder   of   shares  of  the
          Corporation's voting stock or (ii) a registered holder of any bonds, debentures or similar obligations granted voting rights by the Corporation pursuant to La. R.S. 12:75, (b) the term "voting power" shall mean the right vested by law, these By-laws or the Articles of Incorporation in the shareholders to vote in the determination of a particular question or matter and (c) the term "total voting power" shall mean the total number of votes that the shareholders are entitled to cast in the determination of a particular question or matter.


                                      SECTION 3

                                      DIRECTORS

               3.1 Powers; Number. All of the corporate powers shall be vested in, and the business and affairs of the Corporation shall be managed by, the Board, which shall consist of four natural persons; provided that, if after proxy materials for any meeting of shareholders at which directors are to be elected are mailed to shareholders any person or persons named therein to be nominated at the direction of the Board becomes unable or unwilling to serve, the foregoing number of authorized directors shall be automatically reduced by a number equal to the number of such persons unless the Board, by a majority vote of the entire Board, selects an additional nominee; provided that in no event shall the number of directors so authorized, nominated and elected be less than the number required by law. No amendment to this Section to decrease the number of directors shall shorten the term of any incumbent director. No director need be a shareholder.

               3.2 Powers. The Board may exercise all such powers of the Corporation and do all such lawful acts and things that are not by law, the Articles of Incorporation or these By-laws directed or required to be done by the shareholders.

               3.3 General Election. At each annual meeting of share-holders, directors shall be elected to succeed those directors whose terms then expire. Such newly elected directors shall serve until the next succeeding annual meeting of shareholders after their election and until their successors are elected and qualified. A director elected to fill a vacancy shall hold office for a term expiring at the next annual meeting and until his successor is elected and qualified. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

               3.4 Vacancies. Except as otherwise provided in the Articles of Incorporation or these By-laws (a) the office of a director shall become vacant if he dies, resigns or is removed from office and (b) the Board may declare vacant the office of a director if he (i) is interdicted or adjudicated an incompetent,
          (ii) is adjudicated a bankrupt, (iii) in the sole opinion of the Board becomes incapacitated by illness or other infirmity so that he is unable to perform his duties for a period of six months or longer, or (iv) ceases at any time to have the qualifications required by law, the Articles of Incorporation or these By-laws.

               3.5  Filling Vacancies.  In the event  of a vacancy (includ-
          ing any vacancy resulting from an increase in the authorized number of directors, or from failure of the shareholders to elect the full number of authorized directors), the remaining directors, even though not constituting a quorum, may fill any vacancy on the Board for the unexpired term by a majority vote of the directors remaining in office, provided that the shareholders shall have the right, at any special meeting called for the purpose prior to such action by the Board, to fill the vacancy.

               3.6 Notice of Shareholder Nominees. Only persons who are nominated in accordance with the procedures set forth in this
          Section 3.6 shall be eligible for election as directors. Nomina-tions of persons for election to the Board may be made at a meeting of shareholders by or at the direction of the Board or by a shareholder entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3.6. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Corporation's Secretary. To be timely, a shareholder's notice must be delivered or mailed and received at the principal executive offices of the Corporation not less than 45 days nor more than 90 days prior to the meeting; provided, however, that if less than 55 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth the following:

                    (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the capital stock of the Corporation of which such person is the beneficial owner and the number of votes such person is entitled to cast at the shareholders' meeting and (iv) any other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or would be otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

                    (b) as to the shareholder giving the notice (i) the name and address of such shareholder and (b) the class and number of shares of the capital stock of the Corporation of which such shareholder is the beneficial owner and the number of votes such person is entitled to cast at the shareholders' meeting. If requested in writing by the Corporation's Secretary at least 15 days in advance of the meeting, such shareholder shall disclose to the Secretary, within 10 days of such request, whether such person is the sole beneficial owner of the shares held of record by him; and, if not, the name and address of each other person known by the shareholder of record to claim a beneficial interest in such shares.

          At the request of the Board, any person nominated by or at the direction of the Board for election as a director shall furnish to the Corporation's Secretary that information required to be set forth in a shareholder's notice of nomination that pertains to the nominee. If a shareholder seeks to nominate one or more persons as directors, the Secretary shall appoint two inspectors (the "Inspectors"), who shall not be affiliated with the Corporation, to determine whether a shareholder has complied with this Section 3.6. If the Inspectors shall determine that a shareholder has not complied with this Section 3.6, the Inspectors shall direct the chairman of the meeting to declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Articles of Incorporation or these By-laws; and the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

               3.7 Compensation of Directors. Directors as such, shall receive such compensation for their services as may be fixed by resolution of the Board and shall receive their actual expenses of attendance, if any, for each regular or special meeting of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                      SECTION 4

                                MEETINGS OF THE BOARD

               4.1 Place of Meetings. The meetings of the Board may be held at such place within or without the State of Louisiana as a majority of the directors may from time to time appoint.

               4.2 Initial Meetings. The first meeting of each newly elected Board shall be held immediately following the share-holders' meeting at which the Board is elected and at the same place as such meeting, and no notice of such first meeting shall be necessary for the newly elected directors in order legally to constitute the meeting.

               4.3 Regular Meetings; Notice. Regular meetings of the Board may be held at such times as the Board may from time to time determine. No notice of regular meetings of the Board shall be required provided that the date, time and place of regular meetings are fixed by the Board.

               4.4 Special Meetings; Notice. Special meetings of the Board may be called by the Chairman, CEO and President on reasonable notice given to each director, either personally or by telephone, mail or by telegram. Special meetings shall be called by the Chairman, CEO and President, or the Secretary in like manner and on like notice on the written request of a majority of the directors and if such officers fail or refuse, or are unable within 24 hours to call a meeting when requested, then the directors making the request may call the meeting on two days' written notice given to each director. The notice of a special meeting of directors need not state its purpose or purposes, but if the notice states a purpose or purposes and does not state a further purpose to consider such other business as may properly come before the meeting, the business to be conducted at the special meeting shall be limited to the purposes stated in the notice.

               4.5 Waiver of Notice. Directors present at any regular or special meeting shall be deemed to have received due, or to have waived, notice thereof, provided that a director who participates in a meeting by telephone (as permitted by Section 4.9) shall not be deemed to have received or waived due notice if, at the beginning of the meeting, he objects to the transaction of any business because the meeting is not lawfully called.

               4.6 Quorum. A majority of the Board shall be necessary to constitute a quorum for the transaction of business, and except as otherwise provided by law or the Articles of Incorporation or these By-laws, the acts of a majority of the entire Board at a meeting at which a quorum is present shall be the acts of the Board. If a quorum is not present at any meeting of the Board, the directors present may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

               4.7 Withdrawal. If a quorum is present when the meeting convened, the directors present may continue to do business, taking action by vote of a majority of a quorum as fixed in
          Section 4.6, until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum as fixed in Section
          4.6 or the refusal of any director present to vote.

               4.8 Action by Consent. Any action that may be taken at a meeting of the Board or any committee thereof, may be taken by a consent in writing signed by all of the directors or by all members of the committee, as the case may be, and filed with the records of proceedings of the Board or such committee.

               4.9  Meetings       by       Telephone       or      Similar
          Communication. Members of the Board may participate at and be present at any meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment if all persons participating in such meeting can hear and communicate with each other. Participation in a meeting pursuant to this Section 4.9 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                      SECTION 5

                               COMMITTEES OF THE BOARD

               5.1 General. The Board may designate one or more committees, each committee to consist of two or more of the directors (and one or more directors may be named as alternate members to replace any absent or disqualified regular members), which, to the extent provided by resolution of the Board or the By-laws, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to documents, but no such committee shall have power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending the By-laws; and unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or authorize the issuance of stock. Such committee or committees shall have such name or names as may be stated in the By-laws, or as may be determined, from time to time, by the Board. Any vacancy occurring in any such committee shall be filled by the Board, but the Chairman of the Board, Chief Executive Officer and President may designate another director to serve on the committee pending action by the Board. Each such member of a committee shall hold office during the term of the Board constituting it, unless otherwise ordered by the Board.

               5.2 Compensation Committee. The Board shall establish a Compensation Committee consisting of two directors each of whom shall (i) be a "disinterested person" as defined under Article 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) not serve, and shall not have served in the past, as an officer or employee of the Corporation or any of its affiliates. The Compensation Committee shall determine the compensation to be paid to officers and employees of the Corporation. In the event of a disagreement between two members of the Compensation Committee, which cannot in good faith be resolved, the disagreement will be resolved by the affirmative vote of a majority of the entire Board.

               5.3 Audit Committee. The Board shall establish an Audit Committee consisting of at least two directors who are not officers or employees of the Corporation or any of its affiliates. The Audit Committee shall serve as a focal point for communication between noncommittee directors, the independent accountants and management. The Audit Committee shall make recommendations to the Board concerning the selection and retention of the Corporation's independent auditors, review the results of audits of the Corporation by its independent auditors, discuss audit representations with management, and report the results of its review to the Board.

               5.4 Procedures for Committees. Each committee shall keep written minutes of its meetings and all actions taken by a committee shall be reported to the Board at its next meeting, whether regular or special. Failure to keep written minutes or to make such reports shall not affect the validity of action taken by a committee. Each committee shall adopt such rules (not inconsistent with the Articles of Incorporation, these By-laws or any regulations specified for such committee by the Board) as it shall deem necessary for the proper conduct of its functions and the performance of its responsibilities.

                                      SECTION 6

                               REMOVAL OF BOARD MEMBER

               Any director or the entire Board may be removed at any time by the affirmative vote of not less than a majority of the voting power present at a meeting of shareholders duly called for that purpose. The shareholders at such meeting may proceed to elect a successor or successors for the unexpired term of the director or directors removed. Except as provided in this Section 6, directors shall not be subject to removal.

                                      SECTION 7

                                       NOTICES

               7.1 Form of Delivery. Whenever under the provisions of law the Articles of Incorporation or these By-laws notice is required to be given to any shareholder or director, it shall not be construed to mean personal notice unless otherwise specifically provided in the Articles of Incorporation or these By-laws, but such notice may be given by mail, addressed to such shareholder or director at his address as it appears on the records of the Corporation, with postage thereon prepaid. Such notices shall be deemed to have been given at the time they are deposited in the United States mail. Notice to a director pursuant to Section 4.4 hereof may also be given personally or by telephone or telegram sent to his or her address as it appears on the Corporation's records.

               7.2 Waiver. Whenever any notice is required to be given by law, the Articles of Incorporation or these By-laws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. In addition, notice shall be deemed to have been given to, or waived by, any shareholder or director who attends a meeting of shareholders or directors in person, or is represented at such meeting by proxy, without protesting at the commencement of the meeting the transaction of any business because the meeting is not lawfully called or convened.

                                      SECTION 8

                                       OFFICERS

               8.1 Designations. The Corporation's officers shall be a Chairman, CEO and President (with all such offices to be held by one person), a Secretary, a Chief Financial Officer and a Treasurer. The Corporation may also have one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any two offices may be held by one person, provided that no person holding more than one office may sign, in more than one capacity, any certificate or other instrument required by law to be signed by two officers.

               8.2 Appointment of Certain Officers. At the first meeting of each newly elected Board, or at such other time when there shall be a vacancy, the Board shall elect a Chairman, CEO and President, a Secretary, a Chief Financial Officer and a Treasurer, each of whom shall serve for one year and until his or her successor is elected and has qualified.

               8.3 Appointment of Other Officers. As soon as practicable after his or her election, the Chairman, CEO and President may appoint one or more Vice Presidents, Assistant Secretaries and Assistant Secretaries. The Chairman, CEO and President shall, following such appointment or appointments, cause to be filed with the minutes of the meeting of the Board an instrument specifying the officers selected. The Chairman, CEO and President may also appoint such other officers, employees and agents of the Corporation as he or she may deem necessary, or may vest the authority to appoint such other officers, employees and agents in such other of the Corporation's officers as he or she deems appropriate subject in all cases to his or her discretion. Subject to these By-laws, all of the officers, employees and agents of the Corporation shall hold their offices or positions for such terms and shall exercise such powers and perform such duties as shall be specified from time to time by the Board or the Chairman, CEO and President.

               8.4 Removal. The Board or the Chairman, CEO and President may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officers, if any, with the Corporation, but the election of an officer shall not in and of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Chairman, CEO and President until the next regular or special meeting of the Board.

               8.5 The Chairman, CEO and President. The Chairman, CEO and President shall have general and active responsibility for the management of the Corporation's business, shall be responsible for implementing all orders and resolutions of the Board, shall be the Corporation's chief operating officer, shall supervise the daily operations of the Corporation's business and shall preside at meetings of the Board and of the shareholders.

               8.6 The Vice Presidents. The Vice Presidents in the order specified by the Chairman, CEO and President or, if not so specified, in the order of their seniority shall, in the absence or disability of the Chairman, CEO and President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Chairman, CEO and President shall prescribe.

               8.7 The Secretary. The Secretary shall attend all meetings of the Board and all meetings of the shareholders, record all votes and the minutes of all proceedings in a book to be kept for that purpose, give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board, and perform such other duties as may be prescribed by the Board or Chairman, CEO and President. The Secretary shall also keep in safe custody the Corporation's seal, if any, and affix the seal to any instrument requiring it.

               8.8 The Chief Financial Officer. The Chief Financial Officer shall be the Corporation's principal financial officer and shall manage the Corporation's financial affairs and direct the activities of the Treasurer and other officers responsible for the Corporation's financial affairs. The Chief Financial Officer may sign, execute and deliver in the name of the Corporation contracts, bonds and other obligations, shall be responsible for all of the Corporation's internal and external financial reporting and shall perform such other duties as may be prescribed from time to time by the Board, the Chairman, CEO and President or by the By-laws.

               8.9 The Treasurer. As directed by the Chief Financial Officer, the Treasurer shall have general custody of all funds and securities of the Corporation. The Treasurer may sign, with the Chairman, CEO and President, Chief Financial Officer or such other person or persons as may be designated for the purpose by the Board, all bills of exchange or promissory notes of the Corporation. The Treasurer shall perform such other duties as may be prescribed from time to time by the Chief Financial Officer or the By-laws.

                                      SECTION 9

                                        STOCK

               9.1 Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by the President or a Vice President and the Secretary or an Assistant Secretary evidencing the number and class (and series, if any) of shares owned by him, containing such information as required by law and bearing the seal of the Corporation. If any stock certificate is manually signed by a transfer agent or registrar other than the Corporation itself or an employee of the Corporation, the signa-ture of any such officer may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

               9.2 Missing Certificates. The President or any Vice President may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. As a condition precedent to the issuance of a new certificate or certificates, the officers of the Corporation shall, unless dispensed with by the President, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, (i) to advertise or give the Corporation a bond or (ii) enter into a written indemnity agreement, in each case in an amount appropriate to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

               9.3 Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
                                      SECTION 10

                            DETERMINATION OF SHAREHOLDERS

               10.1 Record Date. For the purpose of determining share-holders entitled to notice of and to vote at a meeting, or to receive a dividend, or to receive or exercise subscription or other rights, or to participate in a reclassification of stock, or in order to make a determination of shareholders for any other proper purpose, the Board may fix in advance a record date for determination of shareholders for such purpose, such date to be not more than sixty days and, if fixed for the purpose of determining shareholders entitled to notice of and to vote at a meeting, not less than ten days, prior to the date on which the action requiring the determination of shareholder is to be taken.

               10.2 Registered Shareholders. Except as otherwise provided by law, the Corporation, and its directors, officers and agents may recognize and treat a person registered on its records as the owner of shares, as the owner in fact thereof for all purposes, and as the person exclusively entitled to have and to exercise all rights and privileges incident to the ownership of such shares, and rights under this Section 10.2 shall not be affected by any actual constructive notice that the Corporation, or any of its directors, officers or agents, may have to the contrary.

                                      SECTION 11

                                    MISCELLANEOUS

               11.1 Dividends. Except as otherwise provided by law or the Articles of Incorporation, dividends upon the stock of the Corporation may be declared by the Board at any regular or special meeting. Dividends may be paid in cash, property, or in shares of stock.

               11.2 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Chairman, CEO and President or the Board may from time to time designate. Signatures of the authorized signatories may be by facsimile.

               11.3 Fiscal Year. The Board may adopt for and on behalf of the Corporation a fiscal or a calendar year.

               11.4 Seal. The Board may adopt a corporate seal, which seal shall have inscribed thereon the name of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Failure to affix the seal shall not, however, affect the validity of any instrument.

               11.5 Gender. All pronouns and variations thereof used in these By-laws shall be deemed to refer to the masculine, feminine or neuter gender, singular or plural, as the identity of the person, persons, entity or entities referred to require.

                                      SECTION 12

                                   INDEMNIFICATION

               The Corporation shall indemnify to the full extent permitted by law any director, officer or employee against any expenses or costs, including attorneys' fees, actually or reasonably incurred by him or her in connection with any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, against such person or as to which he or she is involved solely as a witness or person required to give evidence because he or she is a director, officer or employee of the Corporation or serves or served at the request of the Corporation with any other enterprise as a director, officer or employee. For purposes of this Section 12, the term "Corporation" shall include any predecessor of this Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprises" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation that imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan that such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

                                      SECTION 13

                                      AMENDMENTS

               The Corporation's By-laws may be amended or repealed only by a majority of the Board or the affirmative vote of the holders of at least a majority of the voting power present at any regular or special meeting of shareholders, the notice of which states that the proposed amendment or repeal is to be considered at the meeting.

                                                          Preliminary Copies


                                  PETROLEUM HELICOPTERS, INC.

                      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  FOR THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 28, 1994

The undersigned hereby appoints Carroll W. Suggs and Leonard M. Horner, or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of Voting Common Stock of Petroleum Helicopters, Inc. ("PHI") that the undersigned is entitled to vote at the annual meeting of stockholders to be held September 28, 1994, and any adjournments thereof.

1.    Election of Directors, Nominees:

      Carroll W. Suggs, Leonard M. Horner, Robert E. Perdue, Robert G. Lambert.

2. Proposal to change PHI's state of incorporation from the State of Delaware to the State of Louisiana (the "Reincorporation Proposal") by adopting an Agreement of Merger dated August ___, 1994 (the "Merger Agreement").

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THIS PROXY.

     x     Please mark your
           votes as in this
           example.


          TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) MARK THE
             FOR BOX IN PROPOSAL 1 AND WRITE THAT NOMINEES'S NAME(S) ON THE SPACE PROVIDED BELOW THE BOXES.
_______________________________________________________________________________

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
_______________________________________________________________________________



       1.     Election of                          2.     Reincorporation
              Directors.                                  Proposal and the
              (see reverse)                               Merger Agreement


       FOR, except vote                            3.     In their discretion,
       WITHHELD from the following nominee(s):            to transact such other
                                                          business as may
       _______________________________________            properly come before
                                                          meeting and any
                                                          adjournments thereof.



                                                Check this
                                                box to note
                                                change of address.

                                      NOTE:    Please sign exactly as name
                                               appears hereon.  When
                                               signing as attorney,
                                               executor, administrator,
                                               trustee, or guardian, please
                                               give full title as such.  If
                                               a corporation, please sign in
                                               full corporate name by
                                               president or other authorized
                                               officer.  If a partnership,
                                               please sign in partnership
                                               name by autorized persons.

                                  The signer hereby revokes all authorizations heretofore given by the signer to vote at the meeting or any adjournments thereof.

                                  ____________________________________________

                                  ____________________________________________
                                  SIGNATURE(S)                  DATE